PROJECT SPACE



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BOARD DISCUSSION MATERIALS

MARCH 22, 2000

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TABLE OF CONTENTS

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SECTION 1       Executive Summary

SECTION 2       Valuation Analysis

SECTION 3       Alternative Transaction Structures

SECTION 4       Operating Business Valuation

SECTION 5       Venus Overview

SECTION 6       Appendix

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SECTION 1
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EXECUTIVE SUMMARY

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================================================================================

EXECUTIVE SUMMARY

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o STAR'S BOARD IS REVIEWING AN INTEGRATED MERGER PROPOSAL FROM VENUS AND A FINANCIAL BUYER GROUP

o UNDER THIS PROPOSAL, STAR WOULD MERGE INTO VENUS, WITH THE CONDITION THAT STAR'S OPERATING BUSINESSES ARE SOLD TO THE FINANCIAL BUYER GROUP PRIOR TO CLOSING OF THE MERGER

    - Star shareholders would receive Venus shares, and the cash received from the Financial Buyer Group would be passed through as merger consideration

    - Indicated value of approximately $76.07 per share (0.468 shares of Venus and $6.52 of cash), based on current prices

    - Prior to the closing of the merger, the Financial Buyer Group would acquire operating assets (with $800 million of working capital cash) for $2.0 billion and to assume golden parachute liabilities up to $100 million

    - Venus would receive Star's 128.1 million Venus shares for 109.3 million Venus shares plus Venus would issue additional Venus shares for certain Star investments, valued at their after tax value and specified liquidity discounts for a total number of shares of approx. 112.5 million; Venus may also elect to deliver an additional $500 million of stock in exchange for additional cash being retained for Venus's benefit

o PROPOSED STRUCTURE APPEARS ATTRACTIVE RELATIVE TO ALTERNATIVE TRANSACTION STRUCTURES

    -   Significant premium versus most status quo outcomes

    - Venus shares received directly by Star shareholders in a tax-efficient manner

    -   No uncertainty regarding future trading valuation of drives business

    -   Eliminates uncertainty related to trading value of "HoldCo" structure

    -   Can be executed relatively near-term

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EXECUTIVE SUMMARY
================================================================================

TRANSACTION SUMMARY

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MAJOR TRANSACTION TERMS

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VENUS MERGER:

o   At closing of the merger with Venus, Star will hold securities and cash:

    - all Venus shares currently held by Star (128.1 million shares post split)

    -   other investments (SanDisk, Gadzoox, CVC, Dragon)

    -   $500 million cash, at Venus' option (decided at closing)

o   Venus will issue shares to Star Shareholders (the "Stock Consideration"):

    - 109.3 million Venus shares (14.6257% nominal discount to underlying shares; 10.3044% effective discount)

    - Additional Venus shares for securities, valued at after-tax values at specified liquidity discounts(1) (approx. 3.2 million shares based on current prices)

    - Additional shares for $500 million of cash (approx. 3.4 million shares based on current prices)

    -   Actual shares for investments/cash to be determined at closing

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FINANCIAL BUYER ACQUISITION:

o Prior to closing of the merger, the Financial Buyer Group will purchase Star's operating businesses:

    -   Operating Assets: Disc Drives, Software, Tape, XIOtech

    -   $800 million cash, working capital (assumed at [] million)

o   Consideration Paid:

    -   $2.0 billion

    -   assumption of excess parachute payment liability up to $100 million

    - working capital adjustment to reflect excess/deficit of working capital at closing

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OTHER CASH:

o Venus will distribute net excess cash to Star shareholders in the merger (the "Cash Consideration") (approx. $1.6 billion, or $6.52 per share)

    -   excess cash

    -   tax liability / refund

    -   debt

    -   options adjustments

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INDICATED VALUE TO BE RECEIVED BY STAR SHAREHOLDERS:

o   Per share: $76.07 (as of 3/21/00)

    -   0.468 Venus shares

    -   $6.52 cash

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Note:

1.  Discount is 20% for SanDisk and 40% for other investments.

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EXECUTIVE SUMMARY
================================================================================

OTHER TRANSACTION TERMS

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ADDITIONAL TRANSACTION TERMS

ACCOUNTING TREATMENT:

Purchase Accounting for both transactions

TAX TREATMENT:

- Stock portion of merger consideration tax-free to Star shareholders; cash portion taxable

-   Sale of operating business: taxable transaction to Star

RESTRICTED STOCK:

vesting TBD

OPTIONS TREATMENT:

[$200 million] of in-the-money amount to be rolled into new operating company; remainder to be accelerated

TREATMENT OF DEBT:

Debt to be defeased or retired prior to Closing

FINANCING COMMITMENT:

Signed commitment letters submitted by Financial Buyer Group

INDEMNIFICATION:

Financial Buyer Group to indemnify Venus against all tax and other liabilities not relating to the Venus shares

REPRESENTATIONS AND WARRANTIES:

Customary public company representations and warranties

CLOSING CONDITIONS:

Star shareholder vote; regulatory approval; cross-conditioned

-   THREE STEP TRANSACTION:

    -   OPERATING BUSINESS IS SOLD TO FINANCIAL BUYER GROUP

    -   DEBT IS RETIRED AND OPTIONS ARE EXERCISED

    -   VENUS MERGES WITH REMAINING STAR FOR STOCK AND CASH

-   VENUS MAY ALSO ELECT TO ISSUE ADDITIONAL STOCK FOR $500 MILLION OF CASH



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EXECUTIVE SUMMARY
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ANALYSIS OF ASSETS ACQUIRED

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                                  [FLOW CHART]



Notes:

1.  Assumes Venus elects to issue shares for $500 million of cash.

2.  Includes XIOtech and telecoms business.

- THE INDICATED VALUE OF THE PROPOSAL IS APPROXIMATELY $76 / SHARE, BASED ON CURRENT PRICES



================================================================================
EXECUTIVE SUMMARY
================================================================================

SUMMARY OF MERGER CONSIDERATION

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                                       VENUS ISSUES SHARES FOR $500MM OF CASH                  VENUS ISSUES NO SHARES FOR CASH
                                    --------------------------------------------        -------------------------------------------
                                     VENUS                              VALUE            VENUS                              VALUE
                                     SHARES           TOTAL            PER STAR          SHARES           TOTAL            PER STAR
                                     ISSUED          VALUE(1)          SHARE(2)          ISSUED           VALUE(1)         SHARE(2)
                                    ---------        ---------         ---------        ---------        ---------        ---------
Buyer Purchase Price                                 $ 2,000.0                                           $ 2,000.0
Less: Cash Retained by Venus                         ($  500.0)                                          $     0.0
Plus: Net Excess Cash                                $   113.4                                           $   113.4
                                                     ---------         ---------                         ---------        ---------
  Cash Consideration                                 $ 1,613.4         $    6.52                         $ 2,113.4        $    8.54

Venus Shares                           109.33        $16,242.4                             109.33        $16,242.4
Investments                              3.16        $   469.6                               3.16        $   469.6
Retained Venus Cash                      3.37        $   500.0                               0.00        $     0.0
                                    ---------        ---------         ---------        ---------        ---------        ---------
  Stock Consideration                  115.86        $17,212.0         $   69.55           112.49        $16,712.0        $   67.53

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Total                                                $18,825.4         $   76.07                         $18,825.4        $   76.07
===================================================================================================================================



Notes:

(1) Reflects Venus closing price of $148.56 as of 3/21/00.

(2) Reflects total net shares in merger of 247.5MM.

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EXECUTIVE SUMMARY
================================================================================

REALIZED VALUE FOR STAR SHAREHOLDERS
($MM, EXCEPT PER SHARE AMOUNTS)

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                                                                                           Premium to Star(5)
                                                     VALUE PER STAR SHARE          -----------------------------------
                                  PREMIUM /   ----------------------------------   3/8/2000    10-DAY AVG   30-DAY AVG
                   PRO FORMA     (DISCOUNT)     VENUS                              --------    ----------   ----------
 VENUS PRICE      VENUS PRICE    TO CURRENT   STOCK(1)(2)   CASH(3)     TOTAL(4)    $54.50       $51.27       $46.53
-------------     -----------    ----------   -----------   -------     --------   --------    ----------   ----------
                    $100.00           (33%)     $ 49.19     $  5.45     $ 54.64           0%           7%          17%
 60 Day Avg.        $104.57           (30%)     $ 51.10     $  5.55     $ 56.65           4%          10%          22%
                    $110.00           (26%)     $ 53.38     $  5.66     $ 59.05           8%          15%          27%
 30 Day Avg.        $119.70           (19%)     $ 57.45     $  5.88     $ 63.33          16%          24%          36%
                    $120.00           (19%)     $ 57.58     $  5.88     $ 63.46          16%          24%          36%
                    $130.00           (12%)     $ 61.77     $  6.10     $ 67.87          25%          32%          46%
                    $140.00            (6%)     $ 65.96     $  6.33     $ 72.29          33%          41%          55%
 10 Day Avg.        $140.50            (5%)     $ 66.17     $  6.34     $ 72.51          33%          41%          56%
                    -------       -------       -------     -------     -------     -------      -------      -------
    Current         $148.56             0%      $ 69.55     $  6.52     $ 76.07          40%          48%          63%
                    =======       =======       =======     =======     =======     =======      =======      =======
                    $150.00             1%      $ 70.15     $  6.55     $ 76.70          41%          50%          65%
  5 Day Avg.        $153.25             3%      $ 71.51     $  6.62     $ 78.13          43%          52%          68%
   3/8/2000         $158.81             7%      $ 73.84     $  6.75     $ 80.59          48%          57%          73%
                    $160.00             8%      $ 74.34     $  6.78     $ 81.11          49%          58%          74%
All-Time High       $168.69            14%      $ 77.98     $  6.97     $ 84.95          56%          66%          83%
                    $170.00            14%      $ 78.52     $  7.00     $ 85.53          57%          67%          84%
                    $180.00            21%      $ 82.71     $  7.23     $ 89.94          65%          75%          93%
                    $190.00            28%      $ 86.90     $  7.46     $ 94.35          73%          84%         103%
                    $200.00            35%      $ 91.08     $  7.68     $ 98.77          81%          93%         112%
                    $210.00            41%      $ 95.27     $  7.81     $103.08          89%         101%         122%
                    $220.00            48%      $ 99.47     $  7.80     $107.26          97%         109%         131%


Notes:

(1) Based on exchange discount of 14.6257% post Venus shares post-liquidity, post-tax investments and $500MM of cash.

(2) Based on Star's ownership of 128.1MM Venus shares and Venus closing price of $148.56 as of 3/21/00.

(3) Assumes Venus elects to retain $500.0MM of cash; Star operating businesses tax basis of $1,270.3MM, corporate tax rate of 40.0% and transaction costs of $150.0MM.

(4) Based on Star pro forma shares of 247.5MM, including common shares of 227.1MM and net exercised options of 30.5MM.

(5) Analysis based on trading days; averages are for unaffected trading period ending 3/8/00.

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EXECUTIVE SUMMARY
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TRANSACTION CONSIDERATIONS

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Benefits:

+   Significant premium to historical share price

+   Delivers Venus shares to Star shareholders in tax-efficient manner

+ Fixed cash amount received for drives and other operating businesses (no exposure to public market valuation)

+ No execution risk on drives business post-closing, including industry conditions, market conditions, and management retention

ISSUES:

-   Significant exposure to Venus stock valuation

-   Lose potential upside on other businesses (software, telecom, SAN)

-   Sector valuations at cyclical low points

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SECTION 2
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VALUATION ANALYSIS

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================================================================================
VALUATION ANALYSIS
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DISC DRIVE BUSINESS IMPLIED VALUATION

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EQUITY VALUE
 ($ MILLION)

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                              [PERFORMANCE GRAPH]


                                POST-TAX VALUE OF OTHER     IMPLIED VALUE OF
  DATE               STAR        HOLDINGS AND CASH (1)       DRIVE BUSINESS
---------          ---------    -----------------------     ----------------
19-Mar-99          $ 7,141.7          $ 2,554.5                $ 4,587.2
20-Mar-99            7,141.7            2,554.5                  4,587.2
21-Mar-99            7,141.7            2,554.5                  4,587.2
22-Mar-99            6,684.0            2,498.7                  4,185.3
23-Mar-99            6,487.9            2,344.0                  4,143.9
24-Mar-99            5,932.2            2,393.5                  3,538.7
25-Mar-99            6,193.7            2,418.8                  3,774.8
26-Mar-99            6,324.4            2,377.7                  3,946.7
27-Mar-99            6,324.4            2,377.7                  3,946.7
28-Mar-99            6,324.4            2,377.7                  3,946.7
29-Mar-99            6,536.9            2,537.6                  3,999.3
30-Mar-99            6,569.6            2,508.8                  4,060.8
31-Mar-99            6,863.8            2,434.5                  4,429.3
 1-Apr-99            7,010.9            2,460.0                  4,550.9
 2-Apr-99            7,010.9            2,460.0                  4,550.9
 3-Apr-99            7,010.9            2,460.0                  4,550.9
 4-Apr-99            7,010.9            2,460.0                  4,550.9
 5-Apr-99            7,288.8            2,553.0                  4,735.8
 6-Apr-99            7,174.4            2,570.2                  4,604.2
 7-Apr-99            7,060.0            2,458.3                  4,601.7
 8-Apr-99            7,223.4            2,392.1                  4,831.3
 9-Apr-99            6,569.6            2,405.2                  4,164.4
10-Apr-99            6,569.6            2,405.2                  4,164.4
11-Apr-99            6,569.6            2,405.2                  4,164.4
12-Apr-99            5,997.5            2,392.6                  3,605.0
13-Apr-99            6,095.6            2,458.7                  3,636.9
14-Apr-99            6,504.2            2,526.4                  3,977.8
15-Apr-99            6,635.0            2,472.9                  4,162.1
16-Apr-99            6,357.1            2,429.8                  3,927.4
17-Apr-99            6,357.1            2,429.8                  3,927.4
18-Apr-99            6,357.1            2,429.8                  3,927.4
19-Apr-99            6,144.6            2,142.8                  4,001.8
20-Apr-99            6,340.8            2,228.8                  4,112.0
21-Apr-99            6,536.9            2,249.0                  4,288.0
22-Apr-99            6,716.7            2,291.2                  4,425.5
23-Apr-99            6,586.0            2,350.3                  4,235.6
24-Apr-99            6,586.0            2,350.3                  4,235.6
25-Apr-99            6,586.0            2,350.3                  4,235.6
26-Apr-99            6,667.7            2,337.3                  4,330.4
27-Apr-99            7,550.3            2,254.6                  5,295.7
28-Apr-99            6,700.4            2,207.3                  4,493.1
29-Apr-99            6,291.7            2,145.9                  4,145.9
30-Apr-99            6,422.5            2,260.4                  4,162.1

 1-May-99            6,422.5            2,260.4                  4,162.1
 2-May-99            6,422.5            2,260.4                  4,162.1
 3-May-99            6,782.1            2,278.4                  4,503.7
 4-May-99            7,207.1            2,301.6                  4,905.5
 5-May-99            6,978.2            2,302.5                  4,675.7
 6-May-99            6,667.7            2,296.3                  4,371.4
 7-May-99            7,076.3            2,271.4                  4,804.9
 8-May-99            7,076.3            2,271.4                  4,804.9
 9-May-99            7,076.3            2,271.4                  4,804.9
10-May-99            7,583.0            2,247.3                  5,335.7
11-May-99            7,746.4            2,290.8                  5,455.7
12-May-99            7,828.2            2,338.0                  5,490.2
13-May-99            7,370.5            2,391.1                  4,979.4
14-May-99            7,321.5            2,408.0                  4,913.5
15-May-99            7,321.5            2,408.0                  4,913.5
16-May-99            7,321.5            2,408.0                  4,913.5
17-May-99            7,043.6            2,404.8                  4,638.8
18-May-99            7,337.8            2,450.5                  4,887.3
19-May-99            7,484.9            2,459.2                  5,025.8
20-May-99            7,435.9            2,439.8                  4,996.1
21-May-99            7,174.4            2,439.1                  4,735.3
22-May-99            7,174.4            2,439.1                  4,735.3
23-May-99            7,174.4            2,439.1                  4,735.3
24-May-99            6,978.2            2,414.9                  4,563.4
25-May-99            6,961.9            2,406.9                  4,555.0
26-May-99            7,043.6            2,462.3                  4,581.3
27-May-99            7,010.9            2,570.4                  4,440.6
28-May-99            7,027.3            2,568.1                  4,459.2
29-May-99            7,027.3            2,568.1                  4,459.2
30-May-99            7,027.3            2,568.1                  4,459.2
31-May-99            7,027.3            2,568.1                  4,459.2
 1-Jun-99            7,043.6            2,577.9                  4,465.8
 2-Jun-99            7,354.2            2,599.1                  4,755.0
 3-Jun-99            7,632.0            2,585.9                  5,046.1
 4-Jun-99            7,354.2            2,659.3                  4,694.9
 5-Jun-99            7,354.2            2,659.3                  4,694.9
 6-Jun-99            7,354.2            2,659.3                  4,694.9
 7-Jun-99            7,762.8            2,723.1                  5,039.7
 8-Jun-99            7,305.1            2,680.9                  4,624.2
 9-Jun-99            7,174.4            2,660.6                  4,513.7
10-Jun-99            7,158.0            2,598.9                  4,559.1
11-Jun-99            7,190.7            2,598.5                  4,592.2
12-Jun-99            7,190.7            2,598.5                  4,592.2
13-Jun-99            7,190.7            2,598.5                  4,592.2
14-Jun-99            7,207.1            2,570.7                  4,636.4
15-Jun-99            6,733.1            2,589.8                  4,143.2
16-Jun-99            6,716.7            2,603.2                  4,113.5
17-Jun-99            6,553.3            2,587.1                  3,966.2
18-Jun-99            6,635.0            2,590.4                  4,044.6

19-Jun-99            6,635.0            2,590.4                  4,044.6
20-Jun-99            6,635.0            2,590.4                  4,044.6
21-Jun-99            6,961.9            2,663.9                  4,298.0
22-Jun-99            6,880.2            2,691.3                  4,188.8
23-Jun-99            6,945.5            2,697.9                  4,247.7
24-Jun-99            6,847.5            2,670.4                  4,177.0
25-Jun-99            6,847.5            2,642.9                  4,204.6
26-Jun-99            6,847.5            2,642.9                  4,204.6
27-Jun-99            6,847.5            2,642.9                  4,204.6
28-Jun-99            6,880.2            2,674.7                  4,205.5
29-Jun-99            6,259.1            2,669.4                  3,589.7
30-Jun-99            5,834.1            2,699.4                  3,134.7
 1-Jul-99            6,112.0            2,910.3                  3,201.6
 2-Jul-99            6,144.6            2,953.6                  3,191.1
 3-Jul-99            6,144.6            2,953.6                  3,191.1
 4-Jul-99            6,144.6            2,953.6                  3,191.1
 5-Jul-99            6,144.6            2,953.6                  3,191.1
 6-Jul-99            6,046.6            3,120.7                  2,925.8
 7-Jul-99            6,291.7            3,078.3                  3,213.5
 8-Jul-99            6,275.4            3,091.1                  3,184.3
 9-Jul-99            6,536.9            3,089.4                  3,447.5
10-Jul-99            6,536.9            3,089.4                  3,447.5
11-Jul-99            6,536.9            3,089.4                  3,447.5
12-Jul-99            6,602.3            3,016.1                  3,586.2
13-Jul-99            6,471.5            3,056.5                  3,415.1
14-Jul-99            7,043.6            3,138.8                  3,904.8
15-Jul-99            6,978.2            3,158.9                  3,819.4
16-Jul-99            6,079.3            3,423.9                  2,655.3
17-Jul-99            6,079.3            3,423.9                  2,655.3
18-Jul-99            6,079.3            3,423.9                  2,655.3
19-Jul-99            6,046.6            3,473.5                  2,573.1
20-Jul-99            5,817.7            3,295.3                  2,522.4
21-Jul-99            5,899.5            3,364.0                  2,535.5
22-Jul-99            5,703.3            3,395.4                  2,308.0
23-Jul-99            5,817.7            3,416.5                  2,401.2
24-Jul-99            5,817.7            3,416.5                  2,401.2
25-Jul-99            5,817.7            3,416.5                  2,401.2
26-Jul-99            5,866.8            3,283.4                  2,583.4
27-Jul-99            5,948.5            3,172.8                  2,775.7
28-Jul-99            6,291.7            3,230.2                  3,061.5
29-Jul-99            6,193.7            3,131.5                  3,062.2
30-Jul-99            6,161.0            3,264.4                  2,896.6
31-Jul-99            6,161.0            3,264.4                  2,896.6
 1-Aug-99            6,161.0            3,264.4                  2,896.6
 2-Aug-99            6,373.5            3,213.2                  3,160.2
 3-Aug-99            6,242.7            3,171.0                  3,071.7
 4-Aug-99            6,144.6            3,098.3                  3,046.4
 5-Aug-99            6,128.3            3,235.5                  2,892.8
 6-Aug-99            6,455.2            3,131.8                  3,323.4

 7-Aug-99            6,455.2            3,131.8                  3,323.4
 8-Aug-99            6,455.2            3,131.8                  3,323.4
 9-Aug-99            6,455.2            2,995.9                  3,459.3
10-Aug-99            6,471.5            2,977.1                  3,494.5
11-Aug-99            6,618.6            3,153.4                  3,465.2
12-Aug-99            6,520.6            3,096.5                  3,424.1
13-Aug-99            6,782.1            3,177.3                  3,604.8
14-Aug-99            6,782.1            3,177.3                  3,604.8
15-Aug-99            6,782.1            3,177.3                  3,604.8
16-Aug-99            7,158.0            3,255.6                  3,902.5
17-Aug-99            7,239.8            3,258.6                  3,981.1
18-Aug-99            7,452.2            3,232.8                  4,219.5
19-Aug-99            7,632.0            3,152.5                  4,479.5
20-Aug-99            7,615.7            3,368.8                  4,246.9
21-Aug-99            7,615.7            3,368.8                  4,246.9
22-Aug-99            7,615.7            3,368.8                  4,246.9
23-Aug-99            7,795.5            3,464.2                  4,331.3
24-Aug-99            7,828.2            3,488.8                  4,339.4
25-Aug-99            7,713.8            3,549.1                  4,164.7
26-Aug-99            7,713.8            3,516.0                  4,197.8
27-Aug-99            7,730.1            3,432.4                  4,297.7
28-Aug-99            7,730.1            3,432.4                  4,297.7
29-Aug-99            7,730.1            3,432.4                  4,297.7
30-Aug-99            7,860.9            3,376.4                  4,484.5
31-Aug-99            7,811.8            3,426.8                  4,385.0
 1-Sep-99            7,991.6            3,496.8                  4,494.8
 2-Sep-99            8,024.3            3,541.5                  4,482.8
 3-Sep-99            8,482.0            3,654.3                  4,827.6
 4-Sep-99            8,482.0            3,654.3                  4,827.6
 5-Sep-99            8,482.0            3,654.3                  4,827.6
 6-Sep-99            8,482.0            3,654.3                  4,827.6
 7-Sep-99            8,285.8            3,653.9                  4,632.0
 8-Sep-99            7,795.5            3,723.9                  4,071.6
 9-Sep-99            7,713.8            3,834.3                  3,879.5
10-Sep-99            7,926.2            3,823.7                  4,102.6
11-Sep-99            7,926.2            3,823.7                  4,102.6
12-Sep-99            7,926.2            3,823.7                  4,102.6
13-Sep-99            7,762.8            3,641.4                  4,121.4
14-Sep-99            7,484.9            3,698.9                  3,786.0
15-Sep-99            7,550.3            3,726.3                  3,824.0
16-Sep-99            7,484.9            3,771.0                  3,713.9
17-Sep-99            7,632.0            3,994.6                  3,637.5
18-Sep-99            7,632.0            3,994.6                  3,637.5
19-Sep-99            7,632.0            3,994.6                  3,637.5
20-Sep-99            7,762.8            4,008.7                  3,754.1
21-Sep-99            7,566.6            3,908.2                  3,658.5
22-Sep-99            7,484.9            4,052.2                  3,432.8
23-Sep-99            6,978.2            3,916.9                  3,061.4
24-Sep-99            6,831.1            3,933.5                  2,897.6

25-Sep-99            6,831.1            3,933.5                  2,897.6
26-Sep-99            6,831.1            3,933.5                  2,897.6
27-Sep-99            6,945.5            3,923.6                  3,022.0
28-Sep-99            6,912.9            4,032.0                  2,880.9
29-Sep-99            7,043.6            3,900.3                  3,143.3
30-Sep-99            7,141.7            3,861.4                  3,280.3
 1-Oct-99            7,158.0            3,790.4                  3,367.7
 2-Oct-99            7,158.0            3,790.4                  3,367.7
 3-Oct-99            7,158.0            3,790.4                  3,367.7
 4-Oct-99            7,272.4            3,944.3                  3,328.2
 5-Oct-99            7,337.8            4,188.2                  3,149.6
 6-Oct-99            7,435.9            4,217.8                  3,218.1
 7-Oct-99            7,092.6            4,142.5                  2,950.1
 8-Oct-99            6,961.9            4,090.6                  2,871.3
 9-Oct-99            6,961.9            4,090.6                  2,871.3
10-Oct-99            6,961.9            4,090.6                  2,871.3
11-Oct-99            7,435.9            4,230.9                  3,205.0
12-Oct-99            7,337.8            4,156.8                  3,181.0
13-Oct-99            6,847.5            4,096.2                  2,751.2
14-Oct-99            6,814.8            4,043.2                  2,771.5
15-Oct-99            6,618.6            4,352.7                  2,266.0
16-Oct-99            6,618.6            4,352.7                  2,266.0
17-Oct-99            6,618.6            4,352.7                  2,266.0
18-Oct-99            6,340.8            4,119.6                  2,221.2
19-Oct-99            6,487.9            4,123.9                  2,363.9
20-Oct-99            6,716.7            4,350.8                  2,366.0
21-Oct-99            6,275.4            4,437.5                  1,837.9
22-Oct-99            6,324.4            4,478.7                  1,845.7
23-Oct-99            6,324.4            4,478.7                  1,845.7
24-Oct-99            6,324.4            4,478.7                  1,845.7
25-Oct-99            6,210.0            4,480.1                  1,729.9
26-Oct-99            6,144.6            4,311.8                  1,832.9
27-Oct-99            6,193.7            4,430.2                  1,763.5
28-Oct-99            6,536.9            4,688.1                  1,848.8
29-Oct-99            6,831.1            4,927.3                  1,903.9
30-Oct-99            6,831.1            4,927.3                  1,903.9
31-Oct-99            6,831.1            4,927.3                  1,903.9
 1-Nov-99            6,782.1            4,899.1                  1,883.0
 2-Nov-99            6,912.9            4,843.2                  2,069.7
 3-Nov-99            7,092.6            4,954.0                  2,138.6
 4-Nov-99            7,403.2            5,040.0                  2,363.2
 5-Nov-99            7,517.6            5,035.2                  2,482.4
 6-Nov-99            7,517.6            5,035.2                  2,482.4
 7-Nov-99            7,517.6            5,035.2                  2,482.4
 8-Nov-99            7,893.5            5,157.9                  2,735.7
 9-Nov-99            8,106.0            5,293.4                  2,812.7
10-Nov-99            8,416.6            5,352.0                  3,064.6
11-Nov-99            8,269.5            5,261.2                  3,008.3
12-Nov-99            8,808.9            5,337.1                  3,471.7

13-Nov-99            8,808.9            5,337.1                  3,471.7
14-Nov-99            8,808.9            5,337.1                  3,471.7
15-Nov-99            9,005.0            5,484.6                  3,520.4
16-Nov-99            8,939.6            5,854.7                  3,084.9
17-Nov-99            8,531.0            5,789.1                  2,741.9
18-Nov-99            8,890.6            6,083.2                  2,807.4
19-Nov-99            9,266.5            6,323.1                  2,943.4
20-Nov-99            9,266.5            6,323.1                  2,943.4
21-Nov-99            9,266.5            6,323.1                  2,943.4
22-Nov-99            9,642.5            6,623.4                  3,019.1
23-Nov-99            9,495.3            6,481.1                  3,014.2
24-Nov-99            9,315.6            6,548.4                  2,767.2
25-Nov-99            9,315.6            6,548.4                  2,767.2
26-Nov-99            9,135.8            6,703.3                  2,432.4
27-Nov-99            9,135.8            6,703.3                  2,432.4
28-Nov-99            9,135.8            6,703.3                  2,432.4
29-Nov-99            9,201.1            6,513.2                  2,687.9
30-Nov-99            8,808.9            6,054.2                  2,754.6
 1-Dec-99            9,005.0            6,180.1                  2,824.9
 2-Dec-99            9,168.5            6,457.4                  2,711.0
 3-Dec-99            9,528.0            6,802.6                  2,725.4
 4-Dec-99            9,528.0            6,802.6                  2,725.4
 5-Dec-99            9,528.0            6,802.6                  2,725.4
 6-Dec-99            9,593.4            6,690.3                  2,903.1
 7-Dec-99            9,364.6            6,663.3                  2,701.3
 8-Dec-99            9,462.7            6,734.1                  2,728.6
 9-Dec-99            9,397.3            6,899.8                  2,497.4
10-Dec-99            9,282.9            6,961.5                  2,321.3
11-Dec-99            9,282.9            6,961.5                  2,321.3
12-Dec-99            9,282.9            6,961.5                  2,321.3
13-Dec-99            9,871.3            6,887.4                  2,983.9
14-Dec-99            9,577.1            6,603.1                  2,973.9
15-Dec-99            9,805.9            6,891.6                  2,914.3
16-Dec-99           10,835.6            7,136.7                  3,698.9
17-Dec-99           10,721.2            7,351.6                  3,369.6
18-Dec-99           10,721.2            7,351.6                  3,369.6
19-Dec-99           10,721.2            7,351.6                  3,369.6
20-Dec-99           10,574.1            7,749.7                  2,824.4
21-Dec-99           10,373.9            7,636.5                  2,737.4
22-Dec-99           10,737.6            8,168.1                  2,569.5
23-Dec-99           11,326.0            8,628.6                  2,697.4
24-Dec-99           11,326.0            8,628.6                  2,697.4
25-Dec-99           11,326.0            8,628.6                  2,697.4
26-Dec-99           11,326.0            8,628.6                  2,697.4
27-Dec-99           11,800.0            8,143.8                  3,656.2
28-Dec-99           11,407.7            8,229.9                  3,177.8
29-Dec-99           11,538.5            8,474.7                  3,063.7
30-Dec-99           11,375.0            8,304.8                  3,070.3
31-Dec-99           11,309.6            8,620.1                  2,689.6

 1-Jan-00           11,309.6            8,620.1                  2,689.6
 2-Jan-00           11,309.6            8,620.1                  2,689.6
 3-Jan-00           11,162.5            8,561.0                  2,601.5
 4-Jan-00           10,083.8            7,959.6                  2,124.2
 5-Jan-00           10,018.4            7,797.4                  2,221.0
 6-Jan-00            9,511.7            7,113.0                  2,398.7
 7-Jan-00            9,773.2            7,644.0                  2,129.2
 8-Jan-00            9,773.2            7,644.0                  2,129.2
 9-Jan-00            9,773.2            7,644.0                  2,129.2
10-Jan-00           10,181.8            8,643.3                  1,538.6
11-Jan-00           10,639.5            8,037.6                  2,601.9
12-Jan-00            9,854.9            7,733.8                  2,121.1
13-Jan-00            9,985.7            8,442.0                  1,543.7
14-Jan-00           10,427.0            8,786.4                  1,640.6
15-Jan-00           10,427.0            8,786.4                  1,640.6
16-Jan-00           10,427.0            8,786.4                  1,640.6
17-Jan-00           10,427.0            8,786.4                  1,640.6
18-Jan-00           10,230.9            8,845.2                  1,385.7
19-Jan-00            9,904.0            8,855.5                  1,048.4
20-Jan-00           10,198.2            9,284.7                    913.5
21-Jan-00           10,214.5           10,097.7                    116.8
22-Jan-00           10,214.5           10,097.7                    116.8
23-Jan-00           10,214.5           10,097.7                    116.8
24-Jan-00            9,756.9            9,054.0                    702.8
25-Jan-00           10,002.0            9,494.4                    507.7
26-Jan-00            9,953.0            9,348.4                    604.6
27-Jan-00            9,724.2            9,435.4                    288.8
28-Jan-00            9,658.8            9,205.6                    453.2
29-Jan-00            9,658.8            9,205.6                    453.2
30-Jan-00            9,658.8            9,205.6                    453.2
31-Jan-00            9,528.0            8,798.7                    729.3
 1-Feb-00            9,854.9            9,252.1                    602.8
 2-Feb-00           10,034.7            9,207.6                    827.1
 3-Feb-00           10,165.5            9,312.0                    853.5
 4-Feb-00           10,508.7            9,389.5                  1,119.3
 5-Feb-00           10,508.7            9,389.5                  1,119.3
 6-Feb-00           10,508.7            9,389.5                  1,119.3
 7-Feb-00           10,884.7            9,347.0                  1,537.6
 8-Feb-00           11,129.8           10,053.7                  1,076.1
 9-Feb-00           11,031.8            9,803.5                  1,228.3
10-Feb-00           11,571.2           10,512.7                  1,058.5
11-Feb-00           11,276.9           10,206.9                  1,070.0
12-Feb-00           11,276.9           10,206.9                  1,070.0
13-Feb-00           11,276.9           10,206.9                  1,070.0
14-Feb-00           11,195.2           10,019.3                  1,175.9
15-Feb-00           11,293.3            9,884.3                  1,409.0
16-Feb-00           11,554.8            9,901.4                  1,653.4
17-Feb-00           11,342.3           10,305.1                  1,037.2
18-Feb-00           10,901.0           10,266.9                    634.1

19-Feb-00           10,901.0           10,266.9                    634.1
20-Feb-00           10,901.0           10,266.9                    634.1
21-Feb-00           10,901.0           10,266.9                    634.1
22-Feb-00           10,721.2           10,201.6                    519.6
23-Feb-00           11,309.6           10,781.6                    528.0
24-Feb-00           11,718.3           11,143.8                    574.5
25-Feb-00           11,326.0           10,738.4                    587.5
26-Feb-00           11,326.0           10,738.4                    587.5
27-Feb-00           11,326.0           10,738.4                    587.5
28-Feb-00           11,603.8           11,107.8                    496.0
29-Feb-00           11,636.5           11,629.3                      7.2
 1-Mar-00           12,453.8           11,853.7                    600.1
 2-Mar-00           12,600.9           12,032.2                    568.7
 3-Mar-00           13,483.5           12,950.7                    532.8
 4-Mar-00           13,483.5           12,950.7                    532.8
 5-Mar-00           13,483.5           12,950.7                    532.8
 6-Mar-00           13,663.3           13,795.6                   -132.3
 7-Mar-00           13,532.5           14,180.2                   -647.7
 8-Mar-00           13,385.4           13,857.1                   -471.6          <-- 3/8/00 - Rumors
 9-Mar-00           14,545.9           14,157.5                    388.4
10-Mar-00           16,000.6           14,529.0                  1,471.6
11-Mar-00           16,000.6           14,529.0                  1,471.6
12-Mar-00           16,000.6           14,529.0                  1,471.6
13-Mar-00           17,308.2           14,288.5                  3,019.8
14-Mar-00           16,147.7           13,466.1                  2,681.7
15-Mar-00           14,533.7           11,754.5                  2,779.1
16-Mar-00           16,491.0           13,156.7                  3,334.3
17-Mar-00           17,112.1           14,124.1                  2,987.9
18-Mar-00           17,112.1           14,124.1                  2,987.9
19-Mar-00           17,112.1           14,124.1                  2,987.9
20-Mar-00           16,392.9           12,434.4                  3,958.5
21-Mar-00           16,180.4           12,938.0                  3,242.4

================================================================================

Note:

1. Post-Tax value of other securities and net cash based on holdings of 128.1MM shares of Venus, 4.1MM shares of SanDisk, 5.1MM shares of Gadzoox Networks, 2.4MM shares of CVC, $199.1MM holding in Dragon Systems, and $523MM in net cash after repatriation. Assumes tax rate of 40%.

- THE MERGER CONSIDERATION WOULD HAVE REFLECTED A 14% - 44% PREMIUM TO STAR'S STOCK PRICE OVER RECENT TRADING PERIODS


================================================================================
VALUATION ANALYSIS
================================================================================

IMPLIED HISTORICAL TRANSACTION PREMIUM ANALYSIS

--------------------------------------------------------------------------------

                                  IMPLIED VALUE
                                   OF MERGER
   PERIOD(1)         VENUS PRICE  CONSIDERATION   STAR PRICE  IMPLIED PREMIUM
---------------      -----------  -------------   ----------  ---------------
3/21/2000                $149          $ 76          $ 65            17%
3/8/2000                 $159          $ 81          $ 55            48%
5-Day Average            $153          $ 78          $ 54            44%
10-Day Average           $140          $ 73          $ 51            41%
30-Day Average           $120          $ 63          $ 47            36%
60-Day Average           $105          $ 57          $ 45            26%
120-Day Average          $ 76          $ 44          $ 39            14%



 Note:

(1) Analysis based on trading days; averages are for trading period ending
    3/8/00.

- THE MERGER CONSIDERATION FROM VENUS REFLECTS A 47% PREMIUM TO THE UNDERLYING AFTER-TAX VALUE OF STAR'S INVESTMENTS



================================================================================
VALUATION ANALYSIS

================================================================================

ANALYSIS OF VENUS VALUE REALIZATION
($MM)

--------------------------------------------------------------------------------

                                                                  VENUS          WITH OTHER
                                                               SHARES ONLY      SECURITIES(1)
                                                               -----------      -------------
Underlying Shares                                                  128.1             128.1
Shares Received                                                    109.3             112.5
  "Nominal Discount"(1)                                          14.6257%          12.1575%
Value of Venus Shares Received by Star Shareholders              $16,242           $16,712
                                                                 -------           -------
"Nominal" Premium to After-Tax Value                                  41%               40%
                                                                 =======           =======
Value Lost by Star vs. Pre-Tax Venus Value                       $ 2,923           $ 2,923
Portion of discount "recovered" by Star shareholders(2)          $   822           $   822
Total Value to Star                                              $17,065           $17,534
  "Effective Discount"(2)                                        10.3044%           7.8362%
                                                                 -------           -------
"Effective" Premium to After-Tax Value                                49%               47%
                                                                 =======           =======


Notes:

(1) Reflects discount to underlying shares held by Star.

(2) Reflects benefit accruing to Star shareholders through their pro forma 30% interest in Venus, based on financial accretion to Venus.

--------------------------------------------------------------------------------

TAXABLE SALE VS. VENUS MERGER

$BN

--------------------------------------------------------------------------------


                                  [BAR GRAPH]


--------------------------------------------------------------------------------

Current after-tax value of Venus stake and Other Investments (1): $11.9Bn

Value of Venus stake and investments realized: $17.5Bn

================================================================================



Note:

1.  Other investments valued at stipulated liquidity discounts.

================================================================================
VALUATION ANALYSIS
================================================================================

OPERATING COMPANY VALUATION MATRIX

($MM, EXCEPT PER SHARE AMOUNTS)

--------------------------------------------------------------------------------

                                                  AGGREGATE         EQUITY
                                                   VALUE /          VALUE /           EQUITY VALUE / CASH NET INCOME(1)
                    EQUITY        AGGREGATE        CY2000E          CY2000E        ---------------------------------------
                    VALUE          VALUE(1)        REVENUE          REVENUE        CY2000E         CY2001E         CY2002E
                    ------        ---------       ---------         -------        -------         -------         -------
--------------------------------------------------------------------------------------------------------------------------
Statistic:              00              00          $7,018          $7,018          $  146          $  217          $  318
==========================================================================================================================
                    $1,700          $  950           0.14x           0.24x           11.6x            7.8x            5.3x
                    $1,800          $1,050           0.15x           0.26x           12.3x            8.3x            5.7x
                    $1,900          $1,150           0.16x           0.27x           13.0x            8.7x            6.0x
                    ------------------------------------------------------------------------------------------------------
                    $2,000          $1,250           0.18x           0.28x           13.7x            9.2x            6.3x
                    ------------------------------------------------------------------------------------------------------
                    $2,100          $1,350           0.19x           0.30x           14.4x            9.7x            6.6x
                    $2,200          $1,450           0.21x           0.31x           15.0x           10.1x            6.9x
                    $2,300          $1,550           0.22x           0.33x           15.7x           10.6x            7.2x
                    $2,400          $1,650           0.24x           0.34x           16.4x           11.1x            7.5x



Note:

(1) Cash net income based on management projections. Equity value assumes no debt and total cash of $800.0MM and $50.0MM in golden parachute liabilities.

- THE PROPOSED TRANSACTION REFLECTS A 13% - 38% PREMIUM TO A HYPOTHETICAL AFTER-TAX SUM-OF-THE-PARTS ANALYSIS

-   THESE VALUES WOULD NOT BE REALIZABLE TODAY GIVEN LIQUIDITY AND OTHER
    CONSTRAINTS



================================================================================
VALUATION ANALYSIS
================================================================================

HYPOTHETICAL SUM-OF-THE-PARTS VALUE

--------------------------------------------------------------------------------


                                           Low       High
                                         --------   --------
Operating Businesses(1)                  $  1,000 - $  4,000
Venus(2)                                 $ 11,479 - $ 11,479
Other Investments(3)                     $    654 - $    654
Cash (after-tax)(4)                      $  1,236 - $  1,236
Debt                                     ($   705)- ($   705)
                                         --------   --------
TOTAL                                    $ 13,663 - $ 16,663
  Per Share                              $  55.21 - $  67.33

------------------------------------------------------------
INDICATED TRANSACTION VALUE(5)           $ 18,825 - $ 18,825
  Per Share                              $  76.07 - $  76.07
  % Premium to Sum-of-the-Parts                38%-       13%
============================================================


Notes:

(1) Includes Drives, Tape, Software and XIOtech.

(2) Post-tax value.

(3) Post-tax value of SanDisk, CVC, Gadzoox and Dragon Systems.

(4) Includes SanDisk proceeds.

(5) Based on prices as of  3/21/00.

================================================================================
SECTION 3
================================================================================

ALTERNATIVE TRANSACTION STRUCTURES

--------------------------------------------------------------------------------

================================================================================
ALTERNATIVE TRANSACTION STRUCTURES
================================================================================

OVERVIEW OF STRUCTURES

--------------------------------------------------------------------------------

o   Each structure must be evaluated on a number of dimensions

    -   Value

    -   Timing

    -   Management Impact

    -   Risk / uncertainty

o The proposed structure (Venus Merger / Sale of Businesses) has many benefits versus other structures

    -   Most certainty of value

    -   Achievable near-term

    -   Management support

    -   "Permanent" resolution of embedded Venus investments

- THE CURRENT PROPOSAL OFFERS THE MOST CERTAINTY TO STAR SHAREHOLDERS IN TERMS OF VALUE AND COMPLETION RISK



================================================================================
ALTERNATIVE TRANSACTION STRUCTURES
================================================================================

SUMMARY VALUATION

--------------------------------------------------------------------------------

                                  [BAR GRAPH]


                                        VALUE PER STAR SHARE
                                      ------------------------
                                       LOW               HIGH
                                      ------            ------
Current Proposal (1)                  $76.07            $79.58
Status Quo                             32.70             91.28
Tax-Free Spin-off                      72.52             91.01
HoldCo / Spin                          67.25             85.81
Merger / Spin                          72.96             80.60

================================================================================



Note:

1.  Low end excludes pick-up related to Venus EPS accretion.

================================================================================
ALTERNATIVE TRANSACTION STRUCTURES
================================================================================

OVERVIEW OF POTENTIAL STRUCTURES

--------------------------------------------------------------------------------

1.  CURRENT PROPOSAL (VENUS MERGER / SALE)

    -   Sale of Operating Business to Financial Buyer

    -   Merge remaining Star (holding Venus shares and investments) with Venus

    -   Star shareholders to receive Venus shares and cash

--------------------------------------------------------------------------------

2.  STATUS QUO

    -   Continue current business model

    -   Manage Operating Businesses under scrutiny of public markets

    -   Sell Venus shares (taxable transaction)

    -   Buy-back Star stock

--------------------------------------------------------------------------------

3.  TAX-FREE SPIN OF DRIVES BUSINESS

    -   Spin-off Drives in tax-free transaction

    -   "Old Star" would hold Venus shares, software and tape

    -   Continue to manage under scrutiny of public markets

--------------------------------------------------------------------------------

4.  HOLDCO / SPIN

    -   Spin-off all operating businesses, investments and excess net cash

    -   Remaining shell would hold only Venus shares

--------------------------------------------------------------------------------

5.  VENUS MERGER / SPIN

    - Spin-off Operating Businesses to shareholders (tax-free to shareholders, taxable to Star)

    -   Merge remaining Star (holding Venus shares and investments) with Venus

    -   Star shareholders to receive Venus shares and shares in Operating
        Company

--------------------------------------------------------------------------------

================================================================================
SECTION 4
================================================================================

OPERATING BUSINESS VALUATION

--------------------------------------------------------------------------------

================================================================================
OPERATING BUSINESS VALUATION
================================================================================

                               SUMMARY VALUATION
                        -------------------------------
                        ($MM, EXCEPT PER SHARE AMOUNTS)

                                  [BAR GRAPH]


                                                OPERATING BUSINESSES EQUITY VALUE(1)
                                                ------------------------------------
                                                 PROPOSAL        LOW           HIGH
                                                ----------      ------        ------
TRADING VALUATION
    Comparable Companies
       .20x - .45x CY2000E Revenue                $2,000        $2,200        $4,000
    Discounted Equity Value
       8x - 16x CY2001E Net Income
           Upside                                  2,000         2,900         6,000
           Base                                    2,000         1,500         3,100
           Sensitivity                             2,000         1,200         2,400
       8x - 16x CY2002E Net Income
           Upside                                  2,000         3,400         7,300
           Base                                    2,000         1,800         4,000
           Sensitivity                             2,000         1,200         2,700

PRIVATE MARKET VALUATION
    DCF Analysis - Upside Case                     2,000         5,400         6,900
    DCF Analysis - Base Case                       2,000         3,500         4,400
    DCF Analysis - Sensitivity Case                2,000         2,400         2,900
    Hypothetical Sum-of-the-Parts Analysis         2,000         2,600         4,700


================================================================================

Note:

1. Reflects all operating businesses with a balance sheet of $800MM of cash and $50 million of non-operating liabilities.

================================================================================
OPERATING BUSINESS VALUATION
================================================================================

                               SUMMARY VALUATION
                        -------------------------------
                        ($MM, EXCEPT PER SHARE AMOUNTS)

--------------------------------------------------------------------------------


                                                                                                 AGGREGATE
                                                                             MULTIPLE RANGE       VALUE(1)        EQUITY VALUE(1)
                                                                FINANCIAL   ----------------  ----------------    ---------------
                   VALUATION METHODOLOGY                        STATISTIC    LOW       HIGH    LOW       HIGH      LOW      HIGH
-----------------------------------------------------------     ---------   ------    ------  ------    ------    ------   ------
TRADING VALUATION
Value Based on Comparable Companies
  CY2000E Revenue(2)                                              $7,135      0.20x - 0.45x    $1,425 - $3,200    $2,175 - $3,950

Value Based on Discounted Equity Value Analysis CY2001E(3)
    15.0% - 20.0% Discount Rate - Upside Case                     $  419       8.0x - 16.0x    $2,056 - $5,158    $2,906 - $6,008
    15.0% - 20.0% Discount Rate - Base Case                       $  217       8.0x - 16.0x    $  657 - $2,267    $1,507 - $3,117
    15.0% - 20.0% Discount Rate - Sensitivity Case                $  166       8.0x - 16.0x    $  300 - $1,528    $1,150 - $2,378

Value Based on Discounted Equity Value Analysis CY2002E(3)
    15.0% - 20.0% Discount Rate - Upside Case                     $  584       8.0x - 16.0x    $2,526 - $6,433    $3,376 - $7,283
    15.0% - 20.0% Discount Rate - Base Case                       $  318       8.0x - 16.0x    $  991 - $3,121    $1,841 - $3,971
    15.0% - 20.0% Discount Rate - Sensitivity Case                $  213       8.0x - 16.0x    $  379 - $1,802    $1,229 - $2,652

PRIVATE MARKET VALUATION
Value Based on Discounted Cash Flow Analysis - Upside Case
    6.0x - 9.0x EBITA exit multiple, 15.0% Discount Rate                                       $4,665 - $6,122    $5,415 - $6,872

Value Based on Discounted Cash Flow Analysis - Base Case
    6.0x - 9.0x EBITA exit multiple, 15.0% Discount Rate                                       $2,768 - $3,672    $3,518 - $4,422

Value Based on Discounted Cash Flow Analysis - Sensitivity Case
    6.0x - 9.0x EBITA exit multiple, 15.0% Discount Rate                                       $1,608 - $2,153    $2,358 - $2,903

Value Based on Hypothetical Sum-of-the-Parts Valuation                                         $1,880 - $3,960    $2,630 - $4,710



Notes:

(1) Based on $800.0MM of cash and no debt and assumed $50.0MM in golden parachute liabilities.

(2) Based on MSDW research.

(3) Discounted to 3/21/00.

================================================================================
OPERATING BUSINESS VALUATION
================================================================================

HISTORICAL AGGREGATE VALUE / REVENUE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AGGREGATE VALUE / REVENUE
(X)
--------------------------------------------------------------------------------


                              [PERFORMANCE GRAPH]


                                  REVENUE MULTIPLE
                  ------------------------------------------------------
  DATE            MXTR          WDC           HDD       CURRENT PROPOSAL
--------          ----         -----         -----      ----------------
 3/21/00          0.51 x        0.41 x        0.17 x        0.18 x
 3/20/00          0.47          0.40          0.18          0.18
 3/17/00          0.51          0.42          0.17          0.18
 3/16/00          0.51          0.43          0.16          0.18
 3/15/00          0.47          0.37          0.13          0.18
 3/14/00          0.47          0.39          0.13          0.18
 3/13/00          0.50          0.39          0.15          0.18
 3/10/00          0.46          0.30          0.12          0.18
  3/9/00          0.47          0.32          0.14          0.18
  3/8/00          0.40          0.27          0.12          0.18
  3/7/00          0.37          0.27          0.11          0.18
  3/6/00          0.33          0.28          0.11          0.18
  3/3/00          0.31          0.27          0.10          0.18
  3/2/00          0.31          0.28          0.11          0.18
  3/1/00          0.33          0.28          0.12          0.18
 2/29/00          0.30          0.27          0.09          0.18
 2/28/00          0.26          0.24          0.08          0.18
 2/25/00          0.23          0.24          0.07          0.18
 2/24/00          0.24          0.25          0.08          0.18
 2/23/00          0.25          0.26          0.09          0.18
 2/22/00          0.22          0.25          0.09          0.18
 2/18/00          0.23          0.26          0.08          0.18
 2/17/00          0.24          0.27          0.08          0.18
 2/16/00          0.24          0.27          0.09          0.18
 2/15/00          0.24          0.27          0.09          0.18
 2/14/00          0.22          0.28          0.09          0.18
 2/11/00          0.23          0.29          0.09          0.18
 2/10/00          0.24          0.28          0.09          0.18
  2/9/00          0.25          0.29          0.09          0.18
  2/8/00          0.25          0.30          0.09          0.18
  2/7/00          0.26          0.31          0.09          0.18
  2/4/00          0.27          0.30          0.10          0.18
  2/3/00          0.27          0.30          0.10          0.18
  2/2/00          0.27          0.28          0.10          0.18
  2/1/00          0.27          0.28          0.10          0.18
 1/31/00          0.24          0.28          0.08          0.18
 1/28/00          0.27          0.28          0.08          0.18
 1/27/00          0.28          0.27          0.09          0.18
 1/26/00          0.30          0.30          0.09          0.18
 1/25/00          0.29          0.31          0.09          0.18
 1/24/00          0.28          0.28          0.10          0.18
 1/21/00          0.30          0.30          0.12          0.18
 1/20/00          0.31          0.32          0.16          0.18
 1/19/00          0.31          0.34          0.14          0.18
 1/18/00          0.31          0.30          0.13          0.18
 1/14/00          0.30          0.27          0.12          0.18

 1/13/00          0.30          0.26          0.12          0.18
 1/12/00          0.29          0.27          0.12          0.18
 1/11/00          0.29          0.31          0.10          0.18
 1/10/00          0.31          0.29          0.11          0.18
  1/7/00          0.28          0.33          0.11          0.18
  1/6/00          0.26          0.27          0.10          0.18
  1/5/00          0.25          0.26          0.09          0.18
  1/4/00          0.24          0.27          0.10          0.18
  1/3/00          0.26          0.24          0.09          0.18
12/31/99          0.26          0.25          0.07          0.18
12/30/99          0.25          0.23          0.06          0.18
12/29/99          0.23          0.23          0.05          0.18
12/28/99          0.22          0.22          0.06          0.18
12/27/99          0.22          0.23          0.07          0.18
12/23/99          0.23          0.23          0.06          0.18
12/22/99          0.22          0.23          0.07          0.18
12/21/99          0.21          0.23          0.07          0.18
12/20/99          0.22          0.24          0.07          0.18
12/17/99          0.23          0.25          0.07          0.18
12/16/99          0.18          0.24          0.06          0.18
12/15/99          0.18          0.22          0.04          0.18
12/14/99          0.18          0.22          0.05          0.18
12/13/99          0.18          0.22          0.05          0.18
12/10/99          0.18          0.22          0.05          0.18
 12/9/99          0.19          0.22          0.06          0.18
 12/8/99          0.21          0.22          0.06          0.18
 12/7/99          0.21          0.23          0.06          0.18
 12/6/99          0.21          0.23          0.06          0.18
 12/3/99          0.20          0.23          0.07          0.18
 12/2/99          0.20          0.23          0.06          0.18
 12/1/99          0.20          0.23          0.06          0.18
11/30/99          0.21          0.23          0.07          0.18
11/29/99          0.22          0.25          0.06          0.18
11/26/99          0.23          0.23          0.06          0.18
11/24/99          0.23          0.23          0.06          0.18
11/23/99          0.23          0.23          0.06          0.18
11/22/99          0.24          0.23          0.08          0.18
11/19/99          0.24          0.23          0.08          0.18
11/18/99          0.26          0.24          0.08          0.18
11/17/99          0.26          0.24          0.08          0.18
11/16/99          0.25          0.23          0.07          0.18
11/15/99          0.25          0.23          0.07          0.18
11/12/99          0.25          0.23          0.07          0.18
11/11/99          0.23          0.23          0.07          0.18
11/10/99          0.26          0.25          0.08          0.18
 11/9/99          0.20          0.20          0.06          0.18
 11/8/99          0.20          0.19          0.05          0.18
 11/5/99          0.19          0.18          0.04          0.18
 11/4/99          0.17          0.18          0.04          0.18
 11/3/99          0.17          0.20          0.04          0.18
 11/2/99          0.17          0.20          0.04          0.18
 11/1/99          0.18          0.20          0.05          0.18

10/29/99          0.18          0.20          0.05          0.18
10/28/99          0.17          0.20          0.05          0.18
10/27/99          0.16          0.20          0.04          0.18
10/26/99          0.16          0.19          0.05          0.18
10/25/99          0.17          0.19          0.06          0.18
10/22/99          0.18          0.21          0.04          0.18
10/21/99          0.18          0.21          0.04          0.18
10/20/99          0.19          0.21          0.04          0.18
10/19/99          0.18          0.21          0.04          0.18
10/18/99          0.19          0.21          0.04          0.18
10/15/99          0.19          0.22          0.04          0.18
10/14/99          0.20          0.22          0.05          0.18
10/13/99          0.19          0.22          0.05          0.18
10/12/99          0.21          0.22          0.06          0.18
10/11/99          0.21          0.23          0.06          0.18
 10/8/99          0.22          0.22          0.04          0.18
 10/7/99          0.22          0.23          0.05          0.18
 10/6/99          0.22          0.24          0.06          0.18
 10/5/99          0.22          0.23          0.06          0.18
 10/4/99          0.23          0.24          0.07          0.18
 10/1/99          0.23          0.25          0.07          0.18
 9/30/99          0.23          0.23          0.08          0.18
 9/29/99          0.22          0.23          0.07          0.18
 9/28/99          0.21          0.24          0.06          0.18
 9/27/99          0.21          0.25          0.08          0.18
 9/24/99          0.19          0.26          0.08          0.18
 9/23/99          0.20          0.27          0.07          0.18
 9/22/99          0.21          0.26          0.08          0.18
 9/21/99          0.21          0.25          0.09          0.18
 9/20/99          0.20          0.27          0.09          0.18
 9/17/99          0.21          0.28          0.10          0.18
 9/16/99          0.21          0.27          0.09          0.18
 9/15/99          0.23          0.29          0.11          0.18
 9/14/99          0.24          0.30          0.10          0.18
 9/13/99          0.24          0.31          0.12          0.18
 9/10/99          0.25          0.31          0.12          0.18
  9/9/99          0.25          0.32          0.12          0.18
  9/8/99          0.24          0.33          0.11          0.18
  9/7/99          0.26          0.34          0.11          0.18
  9/3/99          0.26          0.35          0.10          0.18
  9/2/99          0.25          0.35          0.10          0.18
  9/1/99          0.23          0.37          0.09          0.18
 8/31/99          0.22          0.35          0.07          0.18
 8/30/99          0.22          0.33          0.07          0.18
 8/27/99          0.21          0.32          0.08          0.18
 8/26/99          0.22          0.33          0.09          0.18
 8/25/99          0.22          0.34          0.10          0.18
 8/24/99          0.23          0.34          0.09          0.18
 8/23/99          0.22          0.33          0.09          0.18
 8/20/99          0.22          0.34          0.10          0.18
 8/19/99          0.24          0.39          0.12          0.18
 8/18/99          0.22          0.33          0.10          0.18

 8/17/99          0.20          0.28          0.07          0.18
 8/16/99          0.18          0.26          0.08          0.18
 8/13/99          0.16          0.23          0.07          0.18
 8/12/99          0.16          0.22          0.06          0.18
 8/11/99          0.16          0.23          0.07          0.18
 8/10/99          0.16          0.23          0.05          0.18
  8/9/99          0.16          0.23          0.05          0.18
  8/6/99          0.16          0.24          0.05          0.18
  8/5/99          0.16          0.25          0.05          0.18
  8/4/99          0.16          0.24          0.06          0.18
  8/3/99          0.17          0.25          0.08          0.18
  8/2/99          0.18          0.27          0.08          0.18
 7/30/99          0.18          0.29          0.07          0.18
 7/29/99          0.17          0.29          0.08          0.18
 7/28/99          0.17          0.29          0.08          0.18
 7/27/99          0.16          0.29          0.06          0.18
 7/26/99          0.15          0.29          0.06          0.18
 7/23/99          0.16          0.30           N/A          0.18
 7/22/99          0.16          0.33           N/A          0.18
 7/21/99          0.16          0.35           N/A          0.18
 7/20/99          0.16          0.34           N/A          0.18
 7/19/99          0.16          0.35           N/A          0.18
 7/16/99          0.17          0.36           N/A          0.18
 7/15/99          0.21          0.39           N/A          0.18
 7/14/99          0.22          0.40           N/A          0.18
 7/13/99          0.18          0.34           N/A          0.18
 7/12/99          0.18          0.35           N/A          0.18
  7/9/99          0.18          0.36           N/A          0.18
  7/8/99          0.17          0.36           N/A          0.18
  7/7/99          0.18          0.37           N/A          0.18
  7/6/99          0.18          0.37           N/A          0.18
  7/2/99          0.17          0.37           N/A          0.18
  7/1/99          0.17          0.37           N/A          0.18
 6/30/99          0.16          0.37           N/A          0.18
 6/29/99          0.14          0.36           N/A          0.18
 6/28/99          0.14          0.37           N/A          0.18
 6/25/99          0.14          0.36           N/A          0.18
 6/24/99          0.14          0.37           N/A          0.18
 6/23/99          0.15          0.38           N/A          0.18
 6/22/99          0.15          0.38           N/A          0.18
 6/21/99          0.15          0.38           N/A          0.18
 6/18/99          0.15          0.38           N/A          0.18
 6/17/99          0.15          0.37           N/A          0.18
 6/16/99          0.15          0.39           N/A          0.18
 6/15/99          0.14          0.39           N/A          0.18
 6/14/99          0.17          0.41           N/A          0.18
 6/11/99          0.18          0.42           N/A          0.18
 6/10/99          0.18          0.43           N/A          0.18
  6/9/99          0.17          0.44           N/A          0.18
  6/8/99          0.17          0.42           N/A          0.18
  6/7/99          0.19          0.44           N/A          0.18
  6/4/99          0.18          0.43           N/A          0.18

  6/3/99          0.19          0.44           N/A          0.18
  6/2/99          0.20          0.44           N/A          0.18
  6/1/99          0.20          0.45           N/A          0.18
 5/28/99          0.20          0.45           N/A          0.18
 5/27/99          0.20          0.44           N/A          0.18
 5/26/99          0.20          0.44           N/A          0.18
 5/25/99          0.21          0.47           N/A          0.18
 5/24/99          0.21          0.49           N/A          0.18
 5/21/99          0.23          0.50           N/A          0.18
 5/20/99          0.23          0.52           N/A          0.18
 5/19/99          0.24          0.50           N/A          0.18
 5/18/99          0.25          0.50           N/A          0.18
 5/17/99          0.27          0.50           N/A          0.18
 5/14/99          0.26          0.51           N/A          0.18
 5/13/99          0.25          0.51           N/A          0.18
 5/12/99          0.27          0.49           N/A          0.18
 5/11/99          0.26          0.47           N/A          0.18
 5/10/99          0.24          0.47           N/A          0.18
  5/7/99          0.22          0.43           N/A          0.18
  5/6/99          0.22          0.43           N/A          0.18
  5/5/99          0.23          0.44           N/A          0.18
  5/4/99          0.22          0.43           N/A          0.18
  5/3/99          0.22          0.45           N/A          0.18
 4/30/99          0.19          0.46           N/A          0.18
 4/29/99          0.17          0.47           N/A          0.18
 4/28/99          0.19          0.46           N/A          0.18
 4/27/99          0.19          0.50           N/A          0.18
 4/26/99          0.18          0.42           N/A          0.18
 4/23/99          0.19          0.43           N/A          0.18
 4/22/99          0.28          0.42           N/A          0.18
 4/21/99          0.25          0.38           N/A          0.18
 4/20/99          0.24          0.40           N/A          0.18
 4/19/99          0.25          0.40           N/A          0.18
 4/16/99          0.28          0.40           N/A          0.18
 4/15/99          0.27          0.41           N/A          0.18
 4/14/99          0.31          0.40           N/A          0.18
 4/13/99          0.30          0.40           N/A          0.18
 4/12/99          0.28          0.42           N/A          0.18
  4/9/99          0.29          0.41           N/A          0.18
  4/8/99          0.29          0.42           N/A          0.18
  4/7/99          0.27          0.42           N/A          0.18
  4/6/99          0.26          0.43           N/A          0.18
  4/5/99          0.27          0.44           N/A          0.18
  4/1/99          0.27          0.45           N/A          0.18
 3/31/99          0.25          0.45           N/A          0.18
 3/30/99          0.25          0.45           N/A          0.18
 3/29/99          0.26          0.47           N/A          0.18
 3/26/99          0.26          0.48           N/A          0.18
 3/25/99          0.28          0.48           N/A          0.18
 3/24/99          0.25          0.48           N/A          0.18
 3/23/99          0.28          0.49           N/A          0.18
 3/22/99          0.29          0.49           N/A          0.18

 3/19/99          0.31          0.52           N/A          0.18

================================================================================

================================================================================
OPERATING BUSINESS VALUATION
================================================================================

HISTORICAL FINANCIAL PERFORMANCE

--------------------------------------------------------------------------------


                                       HISTORICAL(1)                          ESTIMATED           PROJECTED - BASE CASE
                -----------------------------------------------   ---------   ---------     ----------------------------------
                 1995A       1996A       1997A        1998A        1999A        2000E        2001E        2002E         2003E
                --------    --------    --------     --------     --------    ---------     --------     --------     --------
Total Revenue   $7,256.2    $8,588.4    $8,507.4     $6,522.2     $6,539.2     $6,619.0     $7,417.1     $8,563.8     $9,503.5
    % Growth                    18.4%       N.M.        (23.3%)        0.3%         1.2%        12.1%        15.5%        11.0%

Gross Profit     1,373.4     1,581.0     1,846.8        820.1      1,357.1      1,261.3      1,405.8      1,692.1      2,042.1
    % of Sales      18.9%       18.4%       21.7%        12.6%        20.8%        19.1%        19.0%        19.8%        21.5%

EBITA              495.2       575.6     1,021.2       (144.3)       360.5        141.3        188.8        316.1        448.9
    % of Sales       6.8%        6.7%       12.0%        (2.2%)        5.5%         2.1%         2.5%         3.7%         4.7%



Note:

(1) Data from 1997 onwards excludes NSMG contribution.

================================================================================
OPERATING BUSINESS VALUATION
================================================================================

COMPARISON OF PROJECTIONS

--------------------------------------------------------------------------------


                                               COMPARISON OF PROJECTIONS
         --------------------------------------------------------------------------------------------------------

                          REVENUES ($MM)                                      GROSS MARGIN (%)
         -------------------------------------------------   ----------------------------------------------------
                                               Sensitivity                                            Sensitivity
Year     Base Case   Upside Case   SLP Case       Case       Base Case    Upside Case    SLP Case        Case
-----    ---------   -----------   ---------   -----------   ---------    -----------    ---------    -----------
1997A    $ 8,507.4                                                21.7%
1998A      6,522.2                                                12.6
1999A      6,539.2                                                20.8
2000E      6,619.0    $ 6,619.0    $ 6,619.0    $ 6,619.0         19.1          19.1%         19.1%         19.1%
2001E      7,417.1      8,185.1      7,393.2      7,417.1         19.0          19.5          18.9          18.1
2002E      8,563.8     10,145.9      7,797.4      8,563.8         19.8          22.4          19.4          18.9
2003E      9,503.5     11,283.1      8,309.7      9,503.5         21.5          23.0          19.4          19.3
2004E     10,416.3     12,626.1      8,801.2     10,416.3         22.2          23.7          19.3          20.1
2005E     11,359.0     13,960.5      9,269.1     11,359.0         23.1          24.5          19.4          21.1
2006E     12,349.7     15,404.2      9,759.1     12,349.7         24.5          25.4          19.6          22.1
2007E     13,582.6     17,131.5     10,355.1     13,582.6         26.0          26.8          20.3          23.8
2008E     15,132.2     19,298.7     11,087.7     15,132.2         27.8          28.2          21.2          25.7

================================================================================

================================================================================
OPERATING BUSINESS VALUATION
================================================================================

COMPARISON OF PROJECTIONS

--------------------------------------------------------------------------------

                                              COMPARISON OF PROJECTIONS
-----------------------------------------------------------------------------------------------------------------
                            EBITA ($MM)                                         EBITA MARGIN (%)
         -------------------------------------------------   ----------------------------------------------------
                                               Sensitivity                                            Sensitivity
Year     Base Case   Upside Case   SLP Case       Case       Base Case    Upside Case    SLP Case        Case
-----    ---------   -----------   ---------   -----------   ---------    -----------    ---------    -----------
1997A    $ 1,021.2                                                12.0%
1998A       -144.3                                                -2.2
1999A        360.5                                                 5.5
2000E        141.3    $   141.3    $   141.3    $   141.3          2.1           2.1%          2.1%          2.1%
2001E        188.8        364.5        188.8        124.7          2.5           4.5           2.6           1.7
2002E        316.1        689.0        322.1        242.3          3.7           6.8           4.1           2.8
2003E        448.9        782.6        363.2        242.1          4.7           6.9           4.4           2.5
2004E        498.6        866.8        377.9        281.5          4.8           6.9           4.3           2.7
2005E        613.9        999.8        403.4        385.9          5.4           7.2           4.4           3.4
2006E        724.2       1167.0        406.5        436.4          5.9           7.6           4.2           3.5
2007E        842.1       1348.9        443.2        539.8          6.2           7.9           4.3           4.0
2008E        988.2       1563.3        492.8        670.8          6.5           8.1           4.4           4.4

================================================================================

-   ALL OF THE PROJECTIONS REFLECT FINANCIAL IMPROVEMENT VERSUS 2000E RESULTS

- GIVEN THE CYCLICALITY OF THE DRIVES BUSINESS, FUTURE EARNINGS ARE DIFFICULT TO PREDICT



================================================================================
OPERATING BUSINESS VALUATION
================================================================================

FUTURE PROFITABILITY

--------------------------------------------------------------------------------

                             PROJECTED FUTURE PROFITABILITY
----------------------------------------------------------------------------------------
                                                  EBITA ($MM)
                        ----------------------------------------------------------------
                        DRIVES       SOFTWARE        TAPES        SAN / NAS     CONSUMER
                        ------       --------       -------       ---------     --------
2000                    $117.0        ($28.0)        $ 23.0        $  1.3        ($16.0)
2003-Sensitivity         144.8          41.3           39.1          12.0           5.0
2003-Buyer               298.4          22.8           36.0           6.0           0.0
2003-Base                351.6          41.3           39.1          12.0           5.0
2003-Upside              635.5          41.3           39.1          25.5          41.3

================================================================================

================================================================================
SECTION 5
================================================================================

VENUS OVERVIEW

--------------------------------------------------------------------------------

================================================================================
VENUS OVERVIEW
================================================================================

VENUS STOCK PRICE PERFORMANCE

LAST TWELVE MONTHS

--------------------------------------------------------------------------------

  DATE            VOLUME (000'S)         PRICE
--------          --------------        --------
 3/19/99             2,588.4            $  19.40
 3/22/99             2,323.4               18.72
 3/23/99             4,455.5               16.76
 3/24/99             4,374.9               17.42
 3/25/99             4,068.0               17.69
 3/26/99             2,339.1               17.17
 3/29/99             3,135.6               19.25
 3/30/99             2,318.0               18.90
 3/31/99             2,689.2               17.94
  4/1/99             1,107.9               18.28
  4/5/99             2,669.0               19.50
  4/6/99             2,207.7               19.72
  4/7/99             6,528.2               18.28
  4/8/99             6,229.4               17.44
  4/9/99             3,214.8               17.67
 4/12/99             2,558.7               17.51
 4/13/99             2,951.6               18.36
 4/14/99             5,129.6               19.19
 4/15/99             4,016.7               18.53   < April 15, 1999 - Announces 1Q99 revenues of
 4/16/99             6,046.7               17.94     $71.9MM, up 84% Y/Y, and EPS of $0.06, up 45% Y/Y
 4/19/99            10,915.2               14.25
 4/20/99             7,219.8               15.36
 4/21/99             3,730.5               15.61
 4/22/99             4,271.0               16.14
 4/23/99             3,118.1               16.92
 4/26/99             3,351.6               16.75
 4/27/99             2,849.4               15.68
 4/28/99             8,463.2               15.08
 4/29/99             4,913.1               14.29
 4/30/99             3,765.6               15.78
  5/3/99             2,471.4               16.00
  5/4/99             4,438.8               16.21
  5/5/99             6,324.3               16.22
  5/6/99             2,763.0               16.11
  5/7/99             3,077.6               15.75
 5/10/99             3,123.0               15.44
 5/11/99             2,332.4               16.03
 5/12/99             4,878.5               16.63
 5/13/99             7,093.4               17.32
 5/14/99             6,663.6               17.56
 5/17/99             2,088.5               17.51
 5/18/99             4,417.7               18.11
 5/19/99             3,461.0               18.19
 5/20/99             5,087.7               17.92
 5/21/99             1,494.0               17.92
 5/24/99             3,691.8               17.64
 5/25/99             3,231.0               17.56

 5/26/99             7,851.2               18.24
 5/27/99            15,427.4               19.65
 5/28/99             8,571.6               19.61
  6/1/99            11,040.8               19.69
  6/2/99             6,521.0               19.99
  6/3/99             4,578.3               19.82
  6/4/99             5,519.7               20.78
  6/7/99             8,307.9               21.58   < June 7, 1999 - Announces 2-for-1 stock split
  6/8/99             5,582.7               21.03
  6/9/99             3,935.7               20.75
 6/10/99             3,483.9               19.96
 6/11/99             2,894.0               19.99
 6/14/99             5,490.0               19.61
 6/15/99             2,339.6               19.85
 6/16/99             6,268.5               20.00
 6/17/99             2,599.7               19.79
 6/18/99             3,864.2               19.78   < June 18, 1999 - Adopts shareholder rights plan
 6/21/99             5,574.2               20.67
 6/22/99             6,844.5               21.00
 6/23/99             2,653.2               21.14
 6/24/99             2,914.2               20.78
 6/25/99             2,231.6               20.44
 6/28/99             2,158.2               20.83
 6/29/99             3,461.4               20.69
 6/30/99             4,742.6               21.10
  7/1/99             3,456.5               20.86
  7/2/99             2,541.2               21.39
  7/6/99             7,449.3               23.53
  7/7/99             4,715.6               22.99
  7/8/99             3,398.4               23.17
  7/9/99             1,627.7               23.11
 7/12/99             3,938.4               22.14
 7/13/99             2,138.4               22.67
 7/14/99             2,948.4               23.67
 7/15/99             2,989.1               23.69   < July 15, 1999 - Announces 2Q99 revenues of
 7/16/99            10,101.6               27.19     $155.7MM, up 70% Y/Y, and EPS of $0.97, up 51%
 7/19/99             4,661.6               27.89   < July 19, 1999 - Terry Cunningham resigns as
 7/20/99             7,461.9               25.56     President and Chief Operating Officer
 7/21/99             6,146.6               26.22
 7/22/99             3,936.8               26.58
 7/23/99             2,558.3               27.11
 7/26/99             3,112.2               25.44
 7/27/99             7,606.1               24.28
 7/28/99             3,552.8               24.46
 7/29/99             3,183.8               23.42
 7/30/99             2,375.3               24.94
  8/2/99             2,183.2               24.56
  8/3/99             2,813.2               24.28
  8/4/99             2,110.1               23.72
  8/5/99             5,115.8               24.86
  8/6/99             2,431.6               23.72
  8/9/99             4,244.4               22.14   < August 8, 1999 - Acquires assets of Noview for
                                                     undisclosed terms

 8/10/99            18,937.1               21.81
 8/11/99             8,119.1               23.75
 8/12/99             5,185.6               22.86
 8/13/99             4,044.4               23.33
 8/16/99             5,060.9               24.14
 8/17/99             3,904.7               24.44
 8/18/99             2,178.7               24.31
 8/19/99             2,180.5               23.39
 8/20/99             5,815.8               26.14
 8/23/99             7,795.6               27.25
 8/24/99             4,291.2               27.11
 8/25/99             2,353.1               27.50
 8/26/99             1,738.6               27.25
 8/27/99             2,578.1               26.28
 8/30/99             1,567.1               25.74
 8/31/99             2,098.6               26.33
  9/1/99             2,652.1               27.44
  9/2/99             3,730.1               27.97
  9/3/99             4,974.8               29.17
  9/7/99             2,600.1               29.28
  9/8/99             3,169.6               30.03
  9/9/99             3,258.2               31.49
 9/10/99             4,839.1               31.54
 9/13/99             4,855.3               29.61
 9/14/99             3,970.4               30.50
 9/15/99             4,519.4               31.19
 9/16/99             3,336.3               31.83
 9/17/99             5,405.0               34.69
 9/20/99             3,927.6               34.47
 9/21/99             3,431.3               33.47
 9/22/99             2,967.3               35.33
 9/23/99             2,537.8               34.17
 9/24/99             4,168.6               34.33
 9/27/99             3,140.3               34.14
 9/28/99             4,052.7               35.67
 9/29/99             3,808.1               34.04
 9/30/99             6,537.6               33.75
 10/1/99             4,090.5               32.94
 10/4/99             3,339.5               34.71
 10/5/99             8,388.7               37.78   < October 5, 1999 - Announces agreement with
 10/6/99             4,331.7               38.03     Microsoft to provide data-protection software to
 10/7/99             3,647.9               36.92     Microsoft
 10/8/99             3,010.1               36.47
10/11/99             2,786.0               38.47
10/12/99             3,123.2               37.56
10/13/99             2,460.4               36.94
10/14/99             3,924.0               36.21   < October 14, 1999 - Announces 3Q99 revenues of
10/15/99            12,585.4               40.49     $183.4MM, up 75% Y/Y, and EPS of $0.09, up 76%
10/18/99            12,255.8               37.67     Y/Y; also announces 3-for-2 stock split
10/19/99             5,020.4               37.44
10/20/99             6,399.5               40.06
10/21/99             4,926.6               41.31

10/22/99             5,819.0               41.86
10/25/99             3,436.2               41.75
10/26/99             3,185.6               39.92
10/27/99             4,008.4               41.61
10/28/99             6,510.8               44.94
10/29/99             6,155.6               47.94
 11/1/99             4,491.2               47.11
 11/2/99             5,449.7               46.56
 11/3/99             6,678.9               47.64
 11/4/99             9,453.8               48.36
 11/5/99             6,780.2               48.03
 11/8/99             5,043.2               49.11
 11/9/99             7,067.9               51.06
11/10/99             4,122.2               51.50
11/11/99             3,770.3               50.53   < November 11, 1999 - Announces that it plans to
11/12/99             3,546.7               51.58     release new versions of its products that run on
11/15/99             3,813.8               53.39     multiple operating systems
11/16/99             5,587.7               58.19
11/17/99             5,731.0               57.56
11/18/99             5,397.1               61.39
11/19/99             8,323.2               64.67
11/22/99             6,625.5               68.71
11/23/99             6,042.5               67.08
11/24/99             3,672.6               68.00
11/26/99             1,366.1               69.83
11/29/99             4,280.1               66.79
11/30/99            10,845.8               61.04
 12/1/99             5,845.5               62.83
 12/2/99             4,778.7               66.25
 12/3/99             5,847.3               70.75
 12/6/99             3,851.6               69.42
 12/7/99             3,027.9               69.00
 12/8/99             5,064.5               69.67
 12/9/99             5,503.7               71.96
12/10/99             3,990.8               72.71
12/13/99             3,546.5               71.71
12/14/99             3,136.8               68.50
12/15/99             4,928.7               72.13
12/16/99             6,672.3               75.33
12/17/99             7,726.2               78.31
12/20/99             3,943.7               83.58
12/21/99             5,455.8               82.63
12/22/99             3,536.0               89.67
12/23/99             4,334.1               95.42
12/27/99             4,469.7               89.08
12/28/99             2,682.2               90.04
12/29/99             2,488.5               93.33
12/30/99             2,785.2               91.25
12/31/99             3,435.9               95.42
  1/3/00             5,201.9               94.67
  1/4/00             5,553.3               86.88
  1/5/00             8,132.9               84.79

  1/6/00             6,312.5               76.04
  1/7/00             8,425.1               83.00
 1/10/00             9,742.7               95.88
 1/11/00             5,247.8               88.04
 1/12/00             5,166.0               84.00
 1/13/00             4,296.8               93.00
 1/14/00             4,891.2               97.61
 1/18/00             3,276.0               98.42
 1/19/00             2,645.6               98.50
 1/20/00             5,800.4              103.83
 1/21/00             6,030.8              114.38
 1/24/00             8,909.4              100.83
 1/25/00             5,244.6              106.63
 1/26/00             4,091.9              104.75
 1/27/00             5,247.3              105.17   < January 27, 2000 - Announces 4Q99 revenues of
 1/28/00            13,607.0              102.67     $226.2MM, up 80% Y/Y, and EPS of $0.13, up 46%
 1/31/00             6,764.0               97.25     Y/Y; also announces 3-for-2 stock split
  2/1/00             5,081.1              103.13
  2/2/00             4,901.9              102.42
  2/3/00             3,907.7              103.71
  2/4/00             6,167.3              104.63
  2/7/00             3,489.3              103.92
  2/8/00             6,392.9              113.13
  2/9/00             4,644.6              109.83
 2/10/00             4,622.1              118.92
 2/11/00             3,665.1              115.01
 2/14/00             2,609.3              112.38
 2/15/00             4,359.3              110.67
 2/16/00             3,740.0              110.79
 2/17/00             2,913.6              115.67
 2/18/00             4,621.7              115.38
 2/22/00             3,595.7              114.63
 2/23/00             5,486.9              122.08
 2/24/00             5,214.0              126.50
 2/25/00             4,142.3              120.79
 2/28/00             4,318.8              125.38
 2/29/00             4,124.9              131.92
  3/1/00             3,965.1              134.17
  3/2/00             3,619.7              136.42
  3/3/00             5,690.9              148.25
  3/6/00             5,443.6              159.06
  3/7/00             5,648.7              163.69
  3/8/00             5,231.9              158.81
  3/9/00             4,972.5              162.94
 3/10/00             4,819.2              168.69
 3/13/00             4,886.2              165.75
 3/14/00             4,164.1              154.75
 3/15/00             8,699.3              133.44
 3/16/00             8,592.2              151.75
 3/17/00             4,678.7              164.38
 3/20/00             6,372.9              142.50
 3/21/00             7,392.6              148.56

================================================================================

Source: Factset and Bloomberg

================================================================================
VENUS OVERVIEW
================================================================================

INDEXED PRICE PERFORMANCE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LAST TWELVE MONTHS
INDEX
--------------------------------------------------------------------------------


                              [PERFORMANCE GRAPH]


                                       LTM INDEX (BASE 100)
                    -------------------------------------------------------------
  DATE               VENUS          COMPARABLES (1)      NASDAQ            S&P500
---------           -------         ---------------      ------            ------
19-Mar-99             100.0             100.0             100.0             100.0
22-Mar-99              96.5              97.6              99.0              99.8
23-Mar-99              86.4              92.2              95.9              97.1
24-Mar-99              89.8              97.1              97.7              97.6
25-Mar-99              91.2             100.1             100.6              99.3
26-Mar-99              88.5             100.9              99.9              98.7
29-Mar-99              99.2             103.6             103.0             100.8
30-Mar-99              97.4             103.0             102.4             100.1
31-Mar-99              92.5             101.4             101.7              99.0
 1-Apr-99              94.2              99.1             103.0              99.6
 5-Apr-99             100.5              96.7             105.7             101.7
 6-Apr-99             101.6              92.2             105.9             101.4
 7-Apr-99              94.2              88.8             105.1             102.1
 8-Apr-99              89.9              92.4             106.3             103.4
 9-Apr-99              91.1              94.4             107.1             103.8
12-Apr-99              90.3              92.9             107.3             104.6
13-Apr-99              94.6              89.6             106.7             103.9
14-Apr-99              98.9              91.8             103.6             102.2
15-Apr-99              95.5              92.5             104.2             101.8
16-Apr-99              92.5              89.4             102.6             101.5
19-Apr-99              73.4              83.1              96.9              99.2
20-Apr-99              79.2              86.4              99.5             100.5
21-Apr-99              80.5              93.0             102.8             102.8
22-Apr-99              83.2              98.6             105.8             104.6
23-Apr-99              87.2              99.4             107.0             104.4
26-Apr-99              86.3             104.1             109.5             104.7
27-Apr-99              80.8             103.2             107.5             104.9
28-Apr-99              77.7             100.9             105.3             104.0
29-Apr-99              73.7              98.1             104.4             103.4
30-Apr-99              81.3              99.0             105.0             102.8
 3-May-99              82.5              98.1             104.7             104.3
 4-May-99              83.5              95.0             102.6             102.5
 5-May-99              83.6              96.2             104.7             103.7
 6-May-99              83.0              94.3             102.1             102.5
 7-May-99              81.2              95.3             103.4             103.5
10-May-99              79.6              96.3             104.3             103.2
11-May-99              82.6             100.2             106.0             104.3
12-May-99              85.7             102.6             107.7             105.0
13-May-99              89.3             100.6             106.6             105.3
14-May-99              90.5             100.2             104.4             103.0
17-May-99              90.3             102.0             105.8             103.1
18-May-99              93.3             101.7             105.7             102.6
19-May-99              93.8             105.2             106.4             103.5
20-May-99              92.3             105.5             105.0             103.0
21-May-99              92.3             104.5             104.1             102.4
24-May-99              90.9             103.2             101.3             100.6
25-May-99              90.5             100.1              98.3              98.9

26-May-99              94.0             101.1             100.2             100.4
27-May-99             101.3             101.5              99.9              98.6
28-May-99             101.1             104.2             102.0             100.2
 1-Jun-99             101.5             103.9              99.6              99.6
 2-Jun-99             103.0             105.5             100.5              99.7
 3-Jun-99             102.1             106.7              99.3             100.0
 4-Jun-99             107.1             110.6             102.4             102.2
 7-Jun-99             111.2             113.9             104.3             102.7
 8-Jun-99             108.4             110.6             102.2             101.4
 9-Jun-99             106.9             110.1             104.1             101.5
10-Jun-99             102.9             109.1             102.6             100.3
11-Jun-99             103.0             107.8             101.1              99.6
14-Jun-99             101.1             106.1              99.1              99.6
15-Jun-99             102.3             106.9              99.7             100.1
16-Jun-99             103.1             119.8             104.0             102.4
17-Jun-99             102.0             123.0             105.1             103.1
18-Jun-99             101.9             123.4             105.9             103.4
21-Jun-99             106.5             126.7             108.6             103.8
22-Jun-99             108.2             125.7             106.6             102.8
23-Jun-99             108.9             126.8             107.3             102.6
24-Jun-99             107.1             124.4             105.5             101.3
25-Jun-99             105.4             126.6             105.4             101.2
28-Jun-99             107.4             129.2             107.5             102.5
29-Jun-99             106.7             130.4             109.1             104.0
30-Jun-99             108.7             133.5             110.9             105.7
 1-Jul-99             107.5             134.0             111.8             106.3
 2-Jul-99             110.2             135.7             113.2             107.1
 6-Jul-99             121.3             135.5             113.0             106.8
 7-Jul-99             118.5             136.3             113.3             107.4
 8-Jul-99             119.4             137.7             114.5             107.3
 9-Jul-99             119.1             138.6             115.4             108.0
12-Jul-99             114.1             138.3             115.2             107.7
13-Jul-99             116.8             136.8             114.7             107.3
14-Jul-99             122.0             136.9             116.4             107.6
15-Jul-99             122.1             140.5             117.3             108.5
16-Jul-99             140.2             145.8             118.3             109.2
19-Jul-99             143.7             145.0             116.9             108.3
20-Jul-99             131.7             135.4             112.8             106.0
21-Jul-99             135.1             140.4             114.1             106.2
22-Jul-99             137.0             132.3             110.9             104.7
23-Jul-99             139.7             132.7             111.2             104.4
26-Jul-99             131.1             128.3             108.2             103.7
27-Jul-99             125.1             131.3             110.7             104.9
28-Jul-99             126.1             132.9             111.8             105.1
29-Jul-99             120.7             128.9             109.0             103.2
30-Jul-99             128.6             128.3             109.0             102.3
 2-Aug-99             126.6             127.2             108.4             102.2
 3-Aug-99             125.1             122.9             106.9             101.8
 4-Aug-99             122.3             120.9             104.9             100.5
 5-Aug-99             128.1             125.7             106.0             101.1
 6-Aug-99             122.3             124.9             105.2             100.1
 9-Aug-99             114.1             121.9             104.0              99.9

10-Aug-99             112.4             120.0             102.8              98.6
11-Aug-99             122.4             125.4             105.9             100.2
12-Aug-99             117.8             124.9             105.3              99.9
13-Aug-99             120.3             132.3             108.9             102.2
16-Aug-99             124.4             133.3             109.3             102.4
17-Aug-99             126.0             133.5             110.3             103.5
18-Aug-99             125.3             132.1             109.8             102.6
19-Aug-99             120.5             130.8             108.3             101.9
20-Aug-99             134.7             133.4             109.4             102.9
23-Aug-99             140.4             138.0             112.3             104.7
24-Aug-99             139.7             142.0             113.7             104.9
25-Aug-99             141.7             144.1             115.9             106.3
26-Aug-99             140.4             143.3             114.6             104.8
27-Aug-99             135.4             142.1             113.9             103.8
30-Aug-99             132.6             138.5             112.0             101.9
31-Aug-99             135.7             140.2             113.1             101.6
 1-Sep-99             141.4             142.4             113.6             102.4
 2-Sep-99             144.2             140.7             112.9             101.5
 3-Sep-99             150.3             148.5             117.4             104.5
 7-Sep-99             150.9             150.1             117.2             103.9
 8-Sep-99             154.8             150.8             116.0             103.5
 9-Sep-99             162.3             154.9             117.8             103.7
10-Sep-99             162.6             161.1             119.2             104.0
13-Sep-99             152.6             158.9             117.5             103.5
14-Sep-99             157.2             159.9             118.5             102.8
15-Sep-99             160.8             153.4             116.2             101.4
16-Sep-99             164.1             150.6             115.9             101.5
17-Sep-99             178.8             157.4             118.5             102.8
20-Sep-99             177.7             159.4             119.2             102.8
21-Sep-99             172.5             154.0             116.5             100.6
22-Sep-99             182.1             156.9             118.0             100.9
23-Sep-99             176.1             151.2             113.6              98.5
24-Sep-99             177.0             148.3             113.2              98.3
27-Sep-99             175.9             149.3             114.1              98.8
28-Sep-99             183.8             150.8             113.8              98.7
29-Sep-99             175.4             148.7             112.8              97.6
30-Sep-99             173.9             150.5             113.4              98.7
 1-Oct-99             169.8             149.5             113.0              98.7
 4-Oct-99             178.9             156.6             115.5             100.4
 5-Oct-99             194.7             159.4             115.6             100.2
 6-Oct-99             196.0             165.5             118.0             102.0
 7-Oct-99             190.3             164.6             118.1             101.4
 8-Oct-99             188.0             169.0             119.2             102.8
11-Oct-99             198.3             174.0             120.4             102.8
12-Oct-99             193.6             172.6             118.6             101.1
13-Oct-99             190.4             169.5             115.7              98.9
14-Oct-99             186.6             170.2             115.9              98.8
15-Oct-99             208.7             167.6             112.8              96.0
18-Oct-99             194.1             165.4             111.1              96.5
19-Oct-99             193.0             166.5             111.0              97.1
20-Oct-99             206.4             174.2             115.2              99.2
21-Oct-99             212.9             173.6             115.7              98.8

22-Oct-99             215.7             175.6             116.3             100.2
25-Oct-99             215.2             177.1             116.3              99.6
26-Oct-99             205.7             178.9             116.1              98.7
27-Oct-99             214.5             178.4             115.7              99.8
28-Oct-99             231.6             185.7             118.7             103.3
29-Oct-99             247.1             197.4             122.5             104.9
 1-Nov-99             242.8             201.7             122.6             104.2
 2-Nov-99             239.9             201.3             123.1             103.7
 3-Nov-99             245.5             205.5             125.1             104.3
 4-Nov-99             249.2             206.9             126.2             104.9
 5-Nov-99             247.5             216.7             128.1             105.5
 8-Nov-99             253.1             219.3             129.8             106.0
 9-Nov-99             263.1             213.0             129.1             105.1
10-Nov-99             265.4             219.8             130.3             105.7
11-Nov-99             260.4             222.9             132.1             106.3
12-Nov-99             265.9             225.3             133.0             107.4
15-Nov-99             275.2             227.7             133.0             107.3
16-Nov-99             299.9             233.9             136.0             109.3
17-Nov-99             296.6             241.4             135.0             108.6
18-Nov-99             316.4             249.6             138.2             109.7
19-Nov-99             333.3             248.2             139.2             109.4
22-Nov-99             354.1             245.2             140.1             109.4
23-Nov-99             345.7             239.8             138.1             108.1
24-Nov-99             350.5             245.5             141.3             109.1
26-Nov-99             359.9             247.4             142.4             109.0
29-Nov-99             344.2             244.2             141.3             108.4
30-Nov-99             314.6             239.0             137.8             106.9
 1-Dec-99             323.8             242.9             138.5             107.6
 2-Dec-99             341.4             254.6             142.6             108.4
 3-Dec-99             364.6             271.3             145.4             110.3
 6-Dec-99             357.8             276.0             146.5             109.5
 7-Dec-99             355.6             284.0             148.1             108.5
 8-Dec-99             359.1             280.1             148.1             108.0
 9-Dec-99             370.9             286.8             148.4             108.4
10-Dec-99             374.7             294.5             149.5             109.1
13-Dec-99             369.6             293.0             151.1             108.9
14-Dec-99             353.0             285.3             147.5             108.0
15-Dec-99             371.7             299.2             149.6             108.8
16-Dec-99             388.3             307.9             153.4             109.2
17-Dec-99             403.6             309.5             155.0             109.4
20-Dec-99             430.8             315.8             156.3             109.1
21-Dec-99             425.8             330.5             161.5             110.3
22-Dec-99             462.1             343.6             162.6             110.5
23-Dec-99             491.8             346.4             163.9             112.2
27-Dec-99             459.1             340.2             164.2             112.1
28-Dec-99             464.1             339.2             164.1             112.2
29-Dec-99             481.0             343.9             166.9             112.6
30-Dec-99             470.3             343.4             166.7             112.7
31-Dec-99             491.8             338.5             168.1             113.1
 3-Jan-00             487.9             339.9             170.6             112.0
 4-Jan-00             447.7             318.7             161.1             107.7
 5-Jan-00             437.0             309.7             160.1             107.9

 6-Jan-00             391.9             299.0             153.9             108.0
 7-Jan-00             427.8             319.6             160.4             110.9
10-Jan-00             494.1             334.6             167.3             112.2
11-Jan-00             453.8             313.1             161.9             110.7
12-Jan-00             432.9             301.7             159.0             110.2
13-Jan-00             479.3             311.5             163.4             111.6
14-Jan-00             503.1             325.7             167.9             112.8
18-Jan-00             507.2             328.5             170.6             112.0
19-Jan-00             507.7             332.6             171.5             112.1
20-Jan-00             535.1             319.4             173.0             111.3
21-Jan-00             589.5             322.0             174.9             110.9
24-Jan-00             519.7             304.7             169.2             107.9
25-Jan-00             549.5             307.6             172.1             108.5
26-Jan-00             539.9             308.7             168.1             108.1
27-Jan-00             542.0             308.1             166.8             107.6
28-Jan-00             529.1             289.8             160.5             104.7
31-Jan-00             501.2             289.3             162.7             107.3
 1-Feb-00             531.5             312.1             167.3             108.5
 2-Feb-00             527.8             313.5             168.3             108.5
 3-Feb-00             534.5             330.9             173.9             109.7
 4-Feb-00             539.2             332.3             175.3             109.6
 7-Feb-00             535.6             333.7             178.5             109.6
 8-Feb-00             583.0             341.9             182.9             111.0
 9-Feb-00             566.1             346.3             180.2             108.7
10-Feb-00             612.9             359.7             185.3             109.0
11-Feb-00             592.8             351.2             181.5             106.8
14-Feb-00             579.2             353.1             182.5             107.0
15-Feb-00             570.4             345.0             182.6             107.9
16-Feb-00             571.0             353.5             182.9             106.8
17-Feb-00             596.1             366.1             187.9             106.8
18-Feb-00             594.6             353.8             182.2             103.6
22-Feb-00             590.8             376.5             181.0             104.1
23-Feb-00             629.2             397.7             187.9             104.7
24-Feb-00             652.0             409.3             190.7             104.2
25-Feb-00             622.5             398.7             189.6             102.6
28-Feb-00             646.2             394.8             189.1             103.8
29-Feb-00             679.9             398.5             194.0             105.2
 1-Mar-00             691.5             394.7             197.6             106.1
 2-Mar-00             703.1             398.8             196.4             106.3
 3-Mar-00             764.1             424.5             203.0             108.5
 6-Mar-00             819.8             414.6             202.6             107.1
 7-Mar-00             843.6             417.4             200.2             104.3
 8-Mar-00             818.5             437.7             202.3             105.2
 9-Mar-00             839.8             459.5             208.4             107.9
10-Mar-00             869.4             447.0             208.5             107.4
13-Mar-00             854.3             435.4             202.7             106.5
14-Mar-00             797.6             411.9             194.4             104.6
15-Mar-00             687.7             398.3             189.3             107.1
16-Mar-00             782.1             417.8             194.8             112.3
17-Mar-00             847.2             427.1             198.2             112.7
20-Mar-00             734.4             415.8             190.4             112.1
21-Mar-00             765.7             417.6             194.6             115.0

================================================================================

Note:

1. Comparable companies include Microsoft, Cisco, Oracle, i2 Technologies, Siebel Systems, and Legato Systems.

================================================================================
VENUS OVERVIEW
================================================================================

TRADING STATISTICS OF SELECTED COMPARABLE COMPANIES

--------------------------------------------------------------------------------


                                  [BAR GRAPH]


                                   CALENDAR YEAR 2001 ESTIMATES
                         ---------------------------------------------------
                                                                AGG. VALUE /
    COMPANY               P/E RATIO        P/E 5 YR GROWTH         SALES
                          x                x                    x
--------------          -----------       ---------------     -------------
i2 Technologies             300                6.66             23.3

------------------------------------------------------------------------
Venus                         222                 4.43              40.5
------------------------------------------------------------------------

Siebel Systems                132                 2.77              14.4
Cisco                          96                 3.20              17.4
Oracle                         90                 3.61              17.2
Microsoft                      49                 2.09              16.3
Legato Systems                 38                 0.76               5.3

================================================================================

================================================================================
SECTION 6
================================================================================

APPENDIX

--------------------------------------------------------------------------------

                                 PROJECT SPACE
--------------------------------------------------------------------------------
                      TRANSACTION SUMMARY -- VENUS SHARES
                        ($MM, EXCEPT PER SHARE AMOUNTS)

VENUS SHARES

                                                                      # OF VENUS
                                                                        SHARES
                                                                      ----------
  Discount on Venus Shares                                              14.6257%
  Exchange Factor                                                      0.853743x
  Venus Shares Held by Star                                           128.059967
                                                                      ----------
TOTAL SHARES ISSUED FOR VENUS SHARES                                  109.330300

INVESTMENTS (BASED ON 3/21/00 CLOSING PRICE)
                                                                                     STIPULATED      VENUS
                                     PRE-TAX    LIQUIDITY    POST-DISCOUNT    TAX     POST-TAX      SHARES
                                      VALUE      DISCOUNT    PRE-TAX VALUE   BASIS    VALUE(1)      ISSUED
                                    --------    ---------    -------------   -----   ----------   ----------
  SanDisk                           $  530.8      20.0%         $424.6       $ 7.7     $257.9       1.735643
  Gadzoox                           $  217.3      40.0%         $130.4       $30.6     $ 90.4       0.608830
  CVC                               $   85.0      40.0%         $ 51.0       $11.0     $ 35.0       0.235603
  Dragon(2)                         $  199.4      40.0%         $119.6       $36.2     $ 86.3       0.580683
                                    --------                    ------       -----     ------     ----------
  Total                             $1.032.4                    $725.6       $85.5     $469.6       3.160759

TOTAL SHARES ISSUED FOR INVESTMENTS (BASED ON 3/21/00 CLOSING PRICE)                                3.160759

  % of Venus Shares Held by Star                                                                     30.143%
  Total Shares Issued for Venus Shares and Investments                                            112.491059
  *Discount to Underlying Venus Shares                                                              12.1575%

CASH

                                                                          # OF VENUS
                                                                AMOUNT      SHARES
                                                                -------   ----------
TOTAL SHARES ISSUED FOR CASH (BASED ON 3/21/00 CLOSING PRICE)   $500.00     3.365587
                                                                          ----------
                                                                            3.365587

  Total Shares Issued for Venus Shares, Investments and Cash              115.856646
  *Discount to Underlying Venus Shares                                      9.5294%

------------------------------------------------------------------------------------
TOTAL VENUS SHARES ISSUED (BASED ON 3/21/00 CLOSING PRICE)                115.856646
Value of Venus Shares (based on 3/21/00 closing price)(3)                  $17,212.0
Total Discount on Venus Shares, Investments and Cash                         9.5294%
  TOTAL VALUE OF VENUS STOCK PER STAR SHARE (BASED ON
    3/21/00 CLOSING PRICE)(4)                                                 $69.55
  NUMBER OF VENUS SHARES PER STAR SHARE                                        0.468
------------------------------------------------------------------------------------

Notes:
(1) Based on 40.0% tax rate.
(2) Dragon based on assumed value of $560MM.
(3) Reflects Venus closing price of $148.56 as of 3/21/00.
(4) Reflects total net shares in merger of 247.5MM.

                                 PROJECT SPACE
--------------------------------------------------------------------------------

                           TRANSACTION SUMMARY - CASH
                        ($MM, except per share amounts)

--------------------------------------------------------------------------------
                                CASH CALCULATION
--------------------------------------------------------------------------------
Cash at 12/99                                                         $ 1,543.0
  Plus: operating cash flow in 2H00 (before tax)                      $    50.0
  Plus: Q3 SanDisk Proceeds                                           $   468.2
  Plus: Financial Buyer Proceeds                                      $ 2,000.0
  Less: Value of Options Rolled                                       $  (200.0)
  Less: Total Debt                                                    $  (705.0)
  Less: Cash Assumed by Financial Buyer                               $  (800.0)
  Less: Remaining Tax Liability                                       $  (92.8)
  Less: Cash Converted Into Venus Shares                              $  (500.0)
  Less: Transaction Costs                                             $  (150.0)
                                                                      ---------
CASH AFTER CLOSING OF TRANSACTION                                     $ 1,613.4

--------------------------------------------------------------------------------
                                TAX CALCULATION
--------------------------------------------------------------------------------
Estimated Tax Gain for Fiscal 2000                                    $ 1,700.0
  Plus: Financial Buyer Proceeds                                      $ 2,000.0
  Less: Value of Options Rolled                                       $  (200.0)
  Less: Current Tax Basis                                             $(1,910.4)
  Plus: Excess Cash to be Repatriated                                 $   732.6
  Less: In-the-Money Value of Options                                 $(1,552.8)
  Plus: Golden Parachute Costs                                        $   100.0
                                                                      ---------
  Total Gain                                                          $   869.4
    % Tax Rate                                                            40.0%
  Total Tax Liability                                                 $   347.8
  Less: Taxes Paid at 12/99                                           $  (255.0)
                                                                      ---------
REMAINING TAX LIABILITY                                               $    92.8

--------------------------------------------------------------------------------
                             TAX BASIS CALCULATION
--------------------------------------------------------------------------------
Consolidated tax basis at 12/99                                       $ 1,430.2
  Less: Basis in Venus                                                $  (159.6)
  Less: Basis in Investments                                          $   (85.5)
  Plus: Basis in Debt                                                 $   725.3
                                                                      ---------
TOTAL TAX BASIS                                                       $ 1,910.4

--------------------------------------------------------------------------------
                           OVERSEAS CASH CALCULATION
--------------------------------------------------------------------------------
Overseas Cash at 12/99                                                $ 1,482.6
Overseas Cash Generated in 2HFY00                                     $    50.0
                                                                      ---------
Pro-forma Overseas Cash 6/00                                          $ 1,532.6
  Less: Cash retained by Buyer                                        $  (800.0)
CASH TO BE REPATRIATED                                                $  732.6

                                 PROJECT SPACE
--------------------------------------------------------------------------------
                             SUM-OF-PARTS VALUATION
                                     ($MM)


                                                                                             CY 2001E           IMPLIED AGG. VALUE/
                                                                   AGGREGATE VALUE         IMPLIED P/E(1)        CY 2000E SALES(1)
                                                                   ----------------       ---------------       ------------------
                   SEGMENT                                           LOW       HIGH        LOW      HIGH        2000E        2001E
--------------------------------------------------------------     -------    -----       ------    -----       -----        -----
Disc Drives                                                        $1,300 -   $2,900       7.6x -    17.1x      0.20x -      0.45x
  Assumes No Leverage

IMG (based on DCE)(1)                                                $300 -     $500      45.5x -    75.8x      1.43x -      2.38x
  20.0x - 30.0x Forward P/E, 25.0% Discount Rate, No Leverage

Tape (based on comparables)(1)                                       $100 -     $200       5.0x -    10.0x      0.26x -      0.52x
  5.0x - 10.0x 2001E P/E

XioTech                                                              $180 -     $360
                                                                  -------     ------
TOTAL AGGREGATE VALUE                                              $1,880 -   $3,960                            0.24x -      0.44x

Pre-Tax Value of Securities Held                                        0 -        0

Total Debt                                                              0 -        0

Cash (before repatriation)(2)                                        $750 -     $750
                                                                  -------     ------
TOTAL EQUITY VALUE                                                 $2,630 -    $4,710     16.4 x -   29.4x


Notes:
(1) Based on Base Case scenario.
(2) Assumes no repatriation of cash.

                                 PROJECT SPACE
--------------------------------------------------------------------------------
                       SUMMARY INFORMATION - INVESTMENTS
                          ($MM, except per share data)


                                            # OF SHARES    CURRENT        PRE-TAX                                      POST-TAX
                  ASSET                         HELD     SHARE PRICE    EQUITY VALUE   TAX BASIS   TAX LEAKAGE(1)   EQUITY VALUE(1)
-----------------------------------------   -----------  -----------    ------------   ---------   --------------   ---------------
 Venus                                         128.1        $148.56       $19,024.9      $159.6        $7,546.1          $11,478.8

OTHER PUBLIC INVESTMENTS:
  SanDisk                                        4.1        $130.00       $   530.8      $  7.7        $  209.2          $   321.5

  Gadzoox Networks                               5.1        $ 42.56       $   217.3      $ 30.6        $   74.7          $   142.6

  CVC                                            2.4        $ 35.00       $    85.0      $ 11.0        $   29.6          $    55.4
                                                                          ---------      ------        --------          ---------
TOTAL OTHER PUBLIC INVESTMENTS:                                           $   833.0      $ 49.3        $  313.5          $   519.5

PRIVATE INVESTMENTS:
  Dragon Systems(2)                              6.5                      $   199.4      $ 36.2        $   65.3          $   134.1

  iCompression                                                            $     3.0      $  3.0        $    0.0          $     3.0

  Turbo Linux                                                             $     3.0      $  3.0        $    0.0          $     3.0
                                                                          ---------      ------        --------          ---------
TOTAL PRIVATE INVESTMENTS:                                                $   205.4      $ 42.2        $   65.3          $   140.1
                                                                          ---------      ------        --------          ---------
TOTAL INVESTMENTS (EXCLUDING VENUS AND CASH):                             $ 1,038.4      $ 91.5        $  378.8          $   659.6
                                                                          =========      ======        ========          =========

NET CASH:
  Cash (including proceeds from SanDisk sales)                            $ 1,817.1      $346.0        $  588.4          $ 1,228.6
  Debt                                                                   ($   705.0)     $  0.0        $    0.0         ($   705.0)
                                                                          ---------      ------        --------          ---------
TOTAL NET CASH                                                            $ 1,112.1      $346.0        $  588.4          $   523.6
                                                                          =========      ======        ========          =========

Notes:
(1) Assumes tax rate of 40.0%.
(2) Based on assumed value of $560MM.